AS FILED WITH THE SEC ON____________________.          REGISTRATION NO. 33-57186

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                        POST-EFFECTIVE AMENDMENT NO. 9 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                 --------------

                            PRUCO LIFE OF NEW JERSEY
                          VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (800) 437-4016
          (Address and telephone number of principal executive offices)

                                 --------------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                 --------------

It is proposed that this filing will become effective (check appropriate space):

      |_| immediately upon filing pursuant to paragraph (b) of Rule 485


      |_| on                        pursuant to paragraph (b) of Rule 485
             ----------------------
                      (date)


      |_| 60 days after filing pursuant to paragraph (a) of Rule 485


      |_| on May 1, 1999     pursuant to paragraph (a) of Rule 485
          ----------------
               (date)

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

    N-8B-2 ITEM NUMBER                LOCATION
    ------------------                --------

           1.                         Cover Page

           2.                         Cover Page

           3.                         Not Applicable

           4.                         Sale of the Contract and Sales Commissions
                                      (Part 1B)

           5.                         Pruco Life of New Jersey Variable
                                      Appreciable Account

           6.                         Pruco Life of New Jersey Variable
                                      Appreciable Account

           7.                         Not Applicable

           8.                         Not Applicable

           9.                         Litigation


          10.                         Brief Description of the Contract;
                                      Short-Term Cancellation Right or "Free
                                      Look"; Transfers; How the Contract Fund
                                      Changes with Investment Experience; How a
                                      Contract's Death Benefit Will Vary;
                                      Surrender of a Contract; Withdrawal of
                                      Excess Cash Surrender Value (Part 1B);
                                      When Proceeds are Paid; Contract Loans;
                                      Lapse and Reinstatement; Paid-Up Insurance
                                      Option; Reduced Paid-Up Insurance Option;
                                      The Fixed-Rate Option; Voting Rights


          11. Brief Description of the Contract; Pruco Life of New Jersey Variable Appreciable Account

          12. Cover Page; Brief Description of the Contract; Flexible Portfolios; Further Information About The Series Fund; Sale of the Contract and Sales Commissions (Part
                                      1B)

          13.                         Brief Description of the Contract;
                                      Premiums; Allocation of Premiums;
                                      Contract Fees and Charges;
                                      Reduction of Charges for Concurrent
                                      Sales to Several Individuals; (Part
                                      1B); Sale of the Contract and Sales
                                      Commissions (Part 1B)

          14.                         Brief Description of the Contract;
                                      Detailed Information for Prospective
                                      Contract Owners

          15.                         Brief Description of the Contract;
                                      Premiums; Allocation of Premiums;
                                      Transfers; General Information About Pruco
                                      Life of New Jersey Variable Appreciable
                                      Account, and The Fixed Rate Option

          16.                         Brief Description of the Contract;
                                      Detailed Information for Prospective
                                      Contract Owners

          17. Surrender of a Contract; Withdrawal of Excess Cash Surrender Value (Part 1B); When Proceeds are Paid

          18. Pruco Life of New Jersey Variable Appreciable Account; How the Contract Fund Changes with Investment Experience

          19.                         Reports to Contract Owners

          20.                         Not Applicable

          21.                         Contract Loans

          22.                         Not Applicable

          23.                         Not Applicable


          24.                         Other Standard Contract Provisions (Part
                                      1B)


          25.                         Brief Description of the Contract

    N-8B-2 ITEM NUMBER                LOCATION
    ------------------                --------

          26.                         Brief Description of the Contract;
                                      Contract Fees and Charges

          27.                         Brief Description of the Contract

          28.                         Brief Description of the Contract;
                                      Directors and Officers of Pruco Life of
                                      New Jersey and Management of the Series
                                      Fund (Part 1B)

          29.                         Brief Description of the Contract

          30.                         Not Applicable

          31.                         Not Applicable

          32.                         Not Applicable

          33.                         Not Applicable

          34.                         Not Applicable

          35.                         Brief Description of the Contract

          36.                         Not Applicable

          37.                         Not Applicable

          38.                         Sale of the Contract and Sales Commissions
                                      (Part 1B)

          39.                         Sale of the Contract and Sales Commissions
                                      (Part 1B)

          40.                         Not Applicable

          41.                         Sale of the Contract and Sales Commissions
                                      (Part 1B)

          42.                         Not Applicable

          43.                         Not Applicable

          44. Brief Description of the Contract; Further Information About the Series Fund; How the Contract Fund Changes with Investment Experience; How a Contract's Death Benefit Will Vary

          45.                         Not Applicable

          46. Brief Description of the Contract; Pruco Life of New Jersey Variable Appreciable Account; Further Information About the Series Fund

          47. Pruco Life of New Jersey Variable Appreciable Account; Further Information About the Series Fund

          48.                         Not Applicable

          49.                         Not Applicable

          50.                         Not Applicable

          51.                         Not Applicable


          52.                         Not Applicable


          53. Tax Treatment of Contract Benefits; Tax Treatment of Contract Benefits (Part 1B)

          54.                         Not Applicable

          55.                         Not Applicable

          56.                         Not Applicable

          57.                         Not Applicable

          58.                         Not Applicable

          59. Financial Statements; Financial Statements of the Pruco Life of New Jersey Variable Appreciable Account; Financial Statements of Pruco Life Insurance Company of New Jersey

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                              PRUvider(SM) Variable
                          Appreciable Life(R) Insurance

                                   PROSPECTUS

                      The Pruco Life of New Jersey Variable
                             Appreciable Account and
                        The Prudential Series Fund, Inc.


                                   May 1, 1999


                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PROSPECTUS
MAY 1, 1999
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


PRUVIDER(SM)
VARIABLE APPRECIABLE LIFE(R)
INSURANCE CONTRACT


This prospectus describes a variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", or "we") under the name PRUVIDER(SM) Variable APPRECIABLE LIFE(R) Insurance. Pruco Life of New Jersey, a stock life insurance company, is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The death benefit varies daily with investment experience but will never be less than a guaranteed minimum amount (the face amount specified in the Contract). There is no guaranteed minimum cash surrender value.

You, the Contract owner, may choose to invest your Contract's premiums and their earnings in one or more of the following ways:

o Invest in either one or both of two available subaccounts of the Pruco Life of New Jersey Variable Appreciable Account, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"): the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO. Pruco Life of New Jersey may add additional subaccounts in the future.

o Invest in the FIXED-RATE OPTION, which pays a guaranteed interest rate. Pruco Life of New Jersey will credit interest daily on any portion of the premium payment that you have allocated to the fixed-rate option at rates periodically declared by Pruco Life of New Jersey, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 4%.

You have considerable flexibility as to when and in what amounts you pay premiums. On the other hand, it may be to your advantage to pay a Scheduled Premium amount on the dates due, which are at least once a year but may be more often.

This prospectus describes the Contract generally and the Pruco Life of New Jersey PRUVIDER(SM) Variable Appreciable Account. The prospectus and its statement of additional information also describe the investment objectives and the risks of investing in the Fund portfolios.

Before you sign an application to purchase this life insurance contract, you should carefully read this prospectus. If you do purchase the Contract, you should retain this prospectus, together with the Contract, for future reference.

The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 437-4016


PRUVIDER is a service mark of Prudential.
APPRECIABLE LIFE is a registered mark of Prudential.

                                TABLE OF CONTENTS

                                                                            PAGE
INTRODUCTION AND SUMMARY.......................................................1
  BRIEF DESCRIPTION OF THE CONTRACT............................................1
  INVESTMENT OPTIONS...........................................................1
  CHARGES......................................................................2
  PREMIUM PAYMENTS.............................................................3
  LAPSE AND GUARANTEE AGAINST LAPSE............................................4
  REFUND.......................................................................4

FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF THE SERIES FUND......................5

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS AND
  ACCUMULATED PREMIUMS.........................................................7

GENERAL INFORMATION ABOUT PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE
ACCOUNT AND THE FIXED RATE OPTION..............................................8
  PRUCO LIFE OF NEW JERSEY INSURANCE COMPANY OF NEW JERSEY.....................8
  THE PRUCO LIFE OF NEW JERSEY  VARIABLE APPRECIABLE ACCOUNT...................8
  THE FIXED-RATE OPTION........................................................9

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS...........................9
  REQUIREMENTS FOR ISSUANCE OF A CONTRACT......................................9
  SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK".................................9
  CONTRACT FEES AND CHARGES...................................................10
    DEDUCTIONS FROM PREMIUMS..................................................10
    DEDUCTIONS FROM PORTFOLIOS................................................10
    MONTHLY DEDUCTIONS FROM CONTRACT FUND.....................................10
    DAILY DEDUCTION FROM THE CONTRACT FUND....................................12
    SURRENDER OR WITHDRAWAL CHARGES...........................................12
    TRANSACTION CHARGES.......................................................13
  CONTRACT DATE...............................................................13
  PREMIUMS....................................................................13
  ALLOCATION OF PREMIUMS......................................................14
  TRANSFERS...................................................................15
  HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE....................15
  HOW A CONTRACT'S DEATH BENEFIT WILL VARY....................................16
  CONTRACT LOANS..............................................................16
  SURRENDER OF A CONTRACT.....................................................17
  LAPSE AND REINSTATEMENT.....................................................17
    FIXED EXTENDED TERM INSURANCE.............................................17
    FIXED REDUCED PAID-UP INSURANCE...........................................17
    VARIABLE REDUCED PAID-UP INSURANCE........................................18
    WHAT HAPPENS IF NO REQUEST IS MADE?.......................................18
  PAID-UP INSURANCE OPTION....................................................18
  REDUCED PAID-UP INSURANCE OPTION............................................18
  WHEN PROCEEDS ARE PAID......................................................19
  LIVING NEEDS BENEFIT........................................................19
    Terminal Illness Option...................................................19
  VOTING RIGHTS...............................................................20
  REPORTS TO CONTRACT OWNERS..................................................20
  TAX TREATMENT OF CONTRACT BENEFITS..........................................21
    TREATMENT AS LIFE INSURANCE...............................................21
    PRE-DEATH DISTRIBUTIONS...................................................21
    WITHHOLDING...............................................................21
    OTHER TAX CONSEQUENCES....................................................22
  OTHER CONTRACT PROVISIONS...................................................22

FURTHER INFORMATION ABOUT THE FUND RISK/RETURN SUMMARIES......................22
  CONSERVATIVE BALANCED PORTFOLIO.............................................22
    Investment Objective and Principal Strategies.............................22
    Principal Risks...........................................................22

    Evaluating Performance....................................................22
  FLEXIBLE MANAGED PORTFOLIO..................................................23
    Investment Objective and Principal Strategies.............................23
    Principal Risks...........................................................23
    Evaluating Performance....................................................24

HOW THE PORTFOLIOS INVEST.....................................................24
  CONSERVATIVE BALANCED PORTFOLIO.............................................24
    INVESTMENT OBJECTIVE AND POLICIES.........................................24
    DERIVATIVES AND OTHER STRATEGIES..........................................26
    ADDITIONAL STRATEGIES.....................................................26
  FLEXIBLE MANAGED PORTFOLIO..................................................27
    INVESTMENT OBJECTIVE AND POLICIES.........................................27
    DERIVATIVES AND OTHER STRATEGIES..........................................27
    ADDITIONAL STRATEGIES.....................................................28
INVESTMENT RISKS..............................................................29

HOW THE PORTFOLIOS ARE MANAGED................................................30
  PURCHASE AND SALE OF FUND SHARES............................................30

OTHER FUND INFORMATION........................................................30
  DISTRIBUTOR.................................................................30
  MONITORING FOR POSSIBLE CONFLICTS...........................................30

STATE REGULATION..............................................................30

EXPERTS.......................................................................30

LITIGATION....................................................................30

YEAR 2000 COMPLIANCE..........................................................30

EXPANDED TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.............30

ADDITIONAL INFORMATION........................................................30

FINANCIAL STATEMENTS..........................................................30

FINANCIAL STATEMENTS OF THE PRUCO LIFE OF NEW JERSEY VARIABLE
  APPRECIABLE ACCOUNT.........................................................A1

FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY ...........B1

                            INTRODUCTION AND SUMMARY


This summary provides only an overview of the more significant provisions of the Contract. We provide further detail in the subsequent sections of this prospectus, as well as in a statement of additional information which is available to you upon request without charge. A description of the contents of the statement of additional information is on page 30.

As you read this prospectus, you should keep in mind that this is a variable life insurance contract. VARIABLE LIFE INSURANCE has significant investment aspects and requires you to make investment decisions, and therefore it is also a "security." Securities that are offered to the public must be registered with the Securities and Exchange Commission. The prospectus that is a part of the registration statement must be given to all prospective purchasers. A substantial part of the premium pays for life insurance that will pay a benefit to the beneficiary, in the event of the insured's death. This death benefit generally far exceeds total premium payments. You should not purchase this Contract, therefore, unless the major reason for the purchase is to provide life insurance protection. Because the Contract provides whole life insurance, it also serves a second important objective. It can be expected to provide a cash surrender value that can be used during your lifetime.


BRIEF DESCRIPTION OF THE CONTRACT


The PRUVIDER Variable APPRECIABLE LIFE Insurance Contract (the "Contract") is issued and sold by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", or "we"). The Contract is a form of flexible premium variable life insurance. It is based on a Contract Fund, the value of which changes every business day. The Contract Fund amount represents the value of your Contract on that day. There is a surrender charge if you decide to surrender the Contract during the first 10 Contract years.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Pruco Life of New Jersey has established the Pruco Life of New Jersey Variable Appreciable Account (the "Account") under New Jersey law as a separate investment account whose assets are segregated from all other assets of Pruco Life of New Jersey. The Account is divided into two subaccounts, and you decide which one[s] will hold the assets of your Contract Fund. Whenever you pay a premium, Pruco Life of New Jersey first deducts certain charges and, except for amounts allocated to the fixed-rate option, puts the remainder - the "net premium" - into the Account. The money allocated to each subaccount is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"), a series mutual fund for which Prudential is the investment adviser. The two Fund portfolios C the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO C differ in the amount of risk associated with them and are described in more detail below.

The Fund is an investment company registered under the Investment Company Act of 1940.


INVESTMENT OPTIONS


When you first buy the Contract you give instructions to Pruco Life of New Jersey as to what combination of the three investment options you wish your Contract Fund invested. Thereafter you may make changes in these allocations either in writing or by telephone. The investment objectives of the portfolios, described more fully starting on page 22 of this prospectus, are as follows:

VARIABLE INVESTMENT OPTIONS

o CONSERVATIVE BALANCED PORTFOLIO The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of money market instruments, debt obligations, and common stocks. This Portfolio is appropriate for an investor desiring diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio.

o FLEXIBLE MANAGED PORTFOLIO The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of money market instruments, debt obligations, and common stocks. This Portfolio is appropriate for an investor desiring diversification, who is willing to accept a relatively high level of loss, in an effort to achieve greater appreciation.

FIXED-RATE OPTION

The fixed-rate option provides a guarantee against loss of principal plus income at a rate which may change at yearly intervals, for new premium deposits, it changes monthly, but will never be lower than an effective annual rate of 4%.


CHARGES


Pruco Life of New Jersey deducts certain charges from each premium payment and from the amounts held in the designated subaccounts and the fixed rate option. In addition, Pruco Life of New Jersey makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CONTRACT FEES AND CHARGES on page 10. In brief, Pruco Life of New Jersey may make the following charges:


          ------------------------------------------------------------
                                 PREMIUM PAYMENT
          ------------------------------------------------------------


            ----------------------------------------------------
            o     less charge for taxes attributable to premiums
            o     less $2 processing fee
            ----------------------------------------------------


--------------------------------------------------------------------------------
                             INVESTED PREMIUM AMOUNT

o     To be invested in one or a combination of:
      o     The Conservative Balanced Portfolio
      o     The Flexible Managed Portfolio
      o     The fixed-rate option
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DAILY CHARGES

o We deduct management fees and expenses from the Fund assets. See DEDUCTIONS FROM PORTFOLIOS, page 10.
o We deduct a daily mortality and expense risk charge equivalent to an annual rate of up to 0.9% from the subaccount assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 MONTHLY CHARGES

o We deduct a sales charge from the Contract Fund in the amount of 1/2 of 1% of the primary annual premium.
o We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.
o We reduce the Contract Fund by an administrative charge of up to $6 per Contract and up to $0.19 per $1,000 of face amount of insurance (currently, on a non-guaranteed basis, the $0.19 charge is decreased to $0.09 per $1,000); if the face amount of the Contract is less than $10,000, there is an additional charge of $0.30 per $1,000 of face amount.
o We deduct a charge for anticipated mortality. The maximum charge is based on the non-smoker/smoker 1980 CSO Tables.
o     If the Contract includes riders, we deduct rider charges from the Contract
      Fund.
o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POSSIBLE ADDITIONAL CHARGES

o During the first 10 years, we will assess a contingent deferred sales charge if the Contract lapses or is surrendered. During the first five years, the maximum contingent deferred sales charge is 50% of the first year's primary annual premium. This charge is both subject to other important limitations and reduced for Contracts that have been inforce for more than five years.
o During the first 10 years, we will assess a contingent deferred administrative charge if the Contract lapses or is surrendered. During the first five years, this charge equals $5 per $1,000 of face amount. It begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.
o We assess an administrative processing charge of up to $15 for each withdrawal of excess cash surrender value.
--------------------------------------------------------------------------------

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender or lapse, you should purchase a Contract only if you intend to, and have the financial capability to, keep it for a substantial period.

PREMIUM PAYMENTS

Your Contract sets forth an annual Scheduled Premium, or one that is payable more frequently, such as monthly. Pruco Life of New Jersey guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest), the death benefit will be paid upon the death of the insured. Your Contract will not lapse even if investment experience is so unfavorable that the Contract Fund value drops to zero.

The amount of the Scheduled Premium depends on the Contract's face amount, the insured's sex and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the frequency of premium payments selected. Under certain low face amount Contracts issued on younger insureds, the payment of the Scheduled Premium may cause the Contract to be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

LAPSE AND GUARANTEE AGAINST LAPSE

Pruco Life of New Jersey 's PRUVIDER Variable APPRECIABLE LIFE Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, with two important distinctions:

o Pruco Life of New Jersey guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and, at least, the face amount of insurance will be paid upon the death of the insured. This is true even if, because of unfavorable investment experience, the Contract Fund value should drop to zero.

o If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that, when a PRUVIDER Variable APPRECIABLE LIFE Contract lapses, it may still have considerable value, and you may have a substantial incentive to reinstate it. If you choose not to reinstate, on the other hand, you may take the cash surrender value under several options.

REFUND

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 9.

                       ---------------------------------

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF YOUR EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL INSURANCE OR A SUPPLEMENTAL CONTACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT A QUALIFIED TAX ADVISER.

THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND ITS STATEMENT OF ADDITIONAL INFORMATION.

In the following pages of this prospectus we describe in much greater detail all of the provisions of the Contract. The description is preceded by two sets of tables. The first set provides, in condensed form, financial information about the portfolios of the Fund, beginning on the date each of them was first established. The second set shows what the cash surrender values and death benefits would be under a Contract issued on a hypothetical person, making certain assumptions. These tables show generally how the values under the Contract would vary, with different investment performances.

                     FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS
                               OF THE SERIES FUND


The tables that follow provide information about the annual investment income, capital appreciation and expenses of the two available portfolios of the Fund for each year, beginning with the year after the Fund was established. They are prepared on a per share basis and therefore provide useful information about the investment performance of each portfolio.


NOTE, HOWEVER, THAT THESE TABLES DO NOT TELL YOU HOW YOUR CONTRACT FUND WOULD HAVE CHANGED DURING THIS PERIOD BECAUSE THEY DO NOT REFLECT THE DEDUCTIONS FROM THE CONTRACT FUND OTHER THAN THE PORTFOLIO DEDUCTIONS.

              THE PRUDENTIAL SERIES FUND, INC. FINANCIAL HIGHLIGHTS


         TO BE FILED BY POST-EFFECTIVE AMENDMENT PURSUANT TO RULE 485(B)

                     ILLUSTRATIONS OF CASH SURRENDER VALUES,
                     DEATH BENEFITS AND ACCUMULATED PREMIUMS

The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract of a given face amount bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 3.25% and no loans are taken.

o the Contract fund has been invested in equal amounts in each of the two available portfolios of the Fund and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a Contract with a $5,000 face amount has been purchased and the second table (page T2) assumes a Contract with a $20,000 face amount has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable at the end of each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable at the end of each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the two portfolios of 0.59%, and the daily deduction from the Contract Fund of 0.9% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.49%, 2.51%, 6.51%, and 10.51%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.59% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Fund and under the Contract.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.


                                                            ILLUSTRATIONS
                                                            -------------

                                      THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                     MALE PREFERRED ISSUE AGE 35
                                                   $5,000 GUARANTEED DEATH BENEFIT
                                                     $173.70 ANNUAL PREMIUM (1)
                                                  USING CURRENT CONTRACTUAL CHARGES

                                          DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUMS                 ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF   ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
  POLICY  AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR      (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1        $   181         $5,003       $5,007      $ 5,011       $ 5,016        $  0         $    0      $     2       $     6
     2        $   369         $5,002       $5,013      $ 5,025       $ 5,036        $ 48         $   59      $    70       $    82
     3        $   564         $5,000       $5,019      $ 5,040       $ 5,063        $101         $  121      $   142       $   165
     4        $   767         $5,000       $5,024      $ 5,058       $ 5,096        $154         $  185      $   219       $   257
     5        $   978         $5,000       $5,028      $ 5,079       $ 5,136        $205         $  249      $   300       $   357
     6        $ 1,198         $5,000       $5,034      $ 5,105       $ 5,187        $268         $  330      $   401       $   483
     7        $ 1,427         $5,000       $5,039      $ 5,134       $ 5,248        $331         $  411      $   507       $   620
     8        $ 1,665         $5,000       $5,043      $ 5,167       $ 5,320        $392         $  494      $   618       $   771
     9        $ 1,912         $5,000       $5,047      $ 5,205       $ 5,404        $452         $  578      $   736       $   935
    10        $ 2,169         $5,000       $5,050      $ 5,248       $ 5,503        $511         $  663      $   861       $ 1,116
    15        $ 3,617         $5,000       $5,058      $ 5,544       $ 6,271        $721         $1,047      $ 1,532       $ 2,259
    20        $ 5,379         $5,000       $5,048      $ 6,027       $ 9,117        $882         $1,457      $ 2,436       $ 4,122
    25        $ 7,523         $5,000       $5,016      $ 6,983       $13,550        $970         $1,882      $ 3,643       $ 7,069
30 (Age 65)   $10,132         $5,000       $5,000      $ 8,747       $19,608        $940         $2,304      $ 5,202       $11,661
    35        $13,305         $5,000       $5,000      $10,721       $27,975        $700         $2,696      $ 7,157       $18,678
    40        $17,166         $5,000       $5,000      $12,973       $39,652        $ 52         $3,019      $ 9,560       $29,220
    45        $21,864         $5,000       $5,000      $15,607       $56,163        $  0         $3,189      $12,446       $44,788

 (1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.


  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.







                                       T1


                                      THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                     MALE PREFERRED ISSUE AGE 35
                                                  $20,000 GUARANTEED DEATH BENEFIT
                                                     $390.90 ANNUAL PREMIUM (1)
                                                  USING CURRENT CONTRACTUAL CHARGES
                                          DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUMS                 ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF   ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
  POLICY  AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR      (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1        $   407        $20,012      $20,024      $20,036      $ 20,048        $   39      $    50      $    62      $     74
     2        $   829        $20,013      $20,046      $20,080      $ 20,115        $  243      $   276      $   310      $    345
     3        $ 1,269        $20,002      $20,065      $20,133      $ 20,204        $  442      $   506      $   573      $    644
     4        $ 1,726        $20,000      $20,082      $20,195      $ 20,317        $  636      $   739      $   852      $    974
     5        $ 2,202        $20,000      $20,095      $20,266      $ 20,457        $  833      $   986      $ 1,157      $  1,347
     6        $ 2,697        $20,000      $20,112      $20,357      $ 20,636        $1,084      $ 1,296      $ 1,540      $  1,820
     7        $ 3,211        $20,000      $20,128      $20,461      $ 20,853        $1,335      $ 1,617      $ 1,950      $  2,342
     8        $ 3,746        $20,000      $20,141      $20,579      $ 21,111        $1,582      $ 1,944      $ 2,383      $  2,914
     9        $ 4,302        $20,000      $20,152      $20,715      $ 21,416        $1,824      $ 2,276      $ 2,839      $  3,539
    10        $ 4,881        $20,000      $20,160      $20,867      $ 21,773        $2,060      $ 2,612      $ 3,319      $  4,225
    15        $ 8,140        $20,000      $20,164      $21,949      $ 24,589        $2,900      $ 4,119      $ 5,903      $  8,544
    20        $12,106        $20,000      $20,092      $23,738      $ 34,499        $3,549      $ 5,730      $ 9,376      $ 15,597
    25        $16,931        $20,000      $20,000      $26,860      $ 51,316        $3,900      $ 7,391      $14,013      $ 26,771
30 (Age 65)   $22,801        $20,000      $20,000      $33,679      $ 74,293        $3,775      $ 9,031      $20,028      $ 44,181
    35        $29,942        $20,000      $20,000      $41,307      $106,029        $2,801      $10,514      $27,578      $ 70,789
    40        $38,631        $20,000      $20,000      $50,014      $150,318        $  181      $11,630      $36,856      $110,771
    45        $49,203        $20,000      $20,000      $60,199      $212,938        $    0      $11,934      $48,007      $169,812

 (1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.


  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.











                                       T2


                                      THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                     MALE PREFERRED ISSUE AGE 35
                                                   $5,000 GUARANTEED DEATH BENEFIT
                                                     $173.70 ANNUAL PREMIUM (1)
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                          DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUMS                 ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF   ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
  POLICY  AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR      (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------

     1        $   181         $5,000       $5,000      $ 5,004       $ 5,009          $  0       $    0       $    0       $     0
     2        $   369         $5,000       $5,000      $ 5,010       $ 5,022          $ 35       $   45       $   56       $    67
     3        $   564         $5,000       $5,000      $ 5,018       $ 5,040          $ 82       $  101       $  120       $   142
     4        $   767         $5,000       $5,000      $ 5,028       $ 5,063          $128       $  157       $  189       $   224
     5        $   978         $5,000       $5,000      $ 5,040       $ 5,093          $172       $  214       $  261       $   314
     6        $ 1,198         $5,000       $5,000      $ 5,054       $ 5,130          $228       $  285       $  350       $   426
     7        $ 1,427         $5,000       $5,000      $ 5,071       $ 5,174          $283       $  356       $  443       $   547
     8        $ 1,665         $5,000       $5,000      $ 5,090       $ 5,228          $336       $  428       $  541       $   679
     9        $ 1,912         $5,000       $5,000      $ 5,112       $ 5,291          $388       $  501       $  643       $   822
    10        $ 2,169         $5,000       $5,000      $ 5,137       $ 5,366          $439       $  574       $  750       $   979
    15        $ 3,617         $5,000       $5,000      $ 5,320       $ 5,954          $603       $  887       $1,309       $ 1,942
    20        $ 5,379         $5,000       $5,000      $ 5,627       $ 7,702          $713       $1,205       $2,037       $ 3,482
    25        $ 7,523         $5,000       $5,000      $ 6,110       $11,242          $742       $1,503       $2,975       $ 5,865
30 (Age 65)   $10,132         $5,000       $5,000      $ 7,022       $15,936          $635       $1,744       $4,176       $ 9,477
    35        $13,305         $5,000       $5,000      $ 8,452       $22,224          $284       $1,853       $5,643       $14,837
    40        $17,166         $5,000       $5,000      $10,014       $30,713          $  0       $1,672       $7,379       $22,633
    45        $21,864         $5,000       $5,000      $11,750       $42,268          $  0       $  767       $9,370       $33,708

 (1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.


  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.











                                       T3


                                      THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                     MALE PREFERRED ISSUE AGE 35
                                                  $20,000 GUARANTEED DEATH BENEFIT
                                                     $390.90 ANNUAL PREMIUM (1)
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                          DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUMS                 ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF   ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
  POLICY  AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR      (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------

     1        $   407        $20,000      $20,000      $20,009      $ 20,020        $   12       $   24      $    35      $     46
     2        $   829        $20,000      $20,000      $20,024      $ 20,057        $  191       $  222      $   253      $    286
     3        $ 1,269        $20,000      $20,000      $20,045      $ 20,111        $  364       $  423      $   485      $    551
     4        $ 1,726        $20,000      $20,000      $20,074      $ 20,186        $  533       $  628      $   731      $    843
     5        $ 2,202        $20,000      $20,000      $20,110      $ 20,284        $  705       $  844      $ 1,000      $  1,174
     6        $ 2,697        $20,000      $20,000      $20,154      $ 20,408        $  925       $1,117      $ 1,338      $  1,591
     7        $ 3,211        $20,000      $20,000      $20,208      $ 20,561        $1,145       $1,398      $ 1,697      $  2,050
     8        $ 3,746        $20,000      $20,000      $20,271      $ 20,746        $1,360       $1,683      $ 2,074      $  2,549
     9        $ 4,302        $20,000      $20,000      $20,345      $ 20,968        $1,569       $1,970      $ 2,469      $  3,092
    10        $ 4,881        $20,000      $20,000      $20,431      $ 21,232        $1,772       $2,260      $ 2,883      $  3,683
    15        $ 8,140        $20,000      $20,000      $21,070      $ 23,346        $2,433       $3,487      $ 5,024      $  7,300
    20        $12,106        $20,000      $20,000      $22,169      $ 28,945        $2,881       $4,725      $ 7,807      $ 13,086
    25        $16,931        $20,000      $20,000      $23,925      $ 42,300        $2,994       $5,874      $11,387      $ 22,068
30 (Age 65)   $22,801        $20,000      $20,000      $26,854      $ 60,009        $2,566       $6,774      $15,970      $ 35,686
    35        $29,942        $20,000      $20,000      $32,365      $ 83,731        $1,153       $7,105      $21,608      $ 55,902
    40        $38,631        $20,000      $20,000      $38,386      $115,758        $    0       $6,187      $28,287      $ 85,303
    45        $49,203        $20,000      $20,000      $45,078      $159,345        $    0       $2,146      $35,948      $127,073

 (1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.


  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.












                                       T4

                            GENERAL INFORMATION ABOUT
                 PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE
                       ACCOUNT AND THE FIXED RATE OPTION


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", or "we") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York. Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that could take two years to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Any plan of reorganization adopted by the Board of Directors would have to be approved by qualified policyholders and appropriate state insurance regulators. Throughout the process, there will be continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

Should Prudential convert to a stock company, the allocation of stock, cash or other benefits to policyholders and Contract owners would be made in accordance with procedures set forth in the plan of demutualization. In recent demutualizations, policyholders and contract owners of the converting mutual insurer have been eligible to receive consideration while policyholders and contract owners of the insurer's stock subsidiaries have not. It has not yet been determined whether any exceptions to that general approach will be made with respect to policyholders and Contract owners of Prudential's subsidiaries, including the Pruco Life of New Jersey insurance companies.

As of December 31, 1998, Prudential has invested over $ million in Pruco Life of New Jersey in connection with Pruco Life of New Jersey's organization and operation. Prudential may make additional capital contributions to Pruco Life of New Jersey as needed to enable it to meet its reserve requirements and expenses. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life of New Jersey's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life of New Jersey `s ability to meet its obligations under the Contracts.

THE PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


The Pruco Life of New Jersey Variable Appreciable Account was established on January 13, 1984 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life of New Jersey . Pruco Life of New Jersey is also the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Before making any such transfer, Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account.


The Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). This does not involve any supervision by the SEC of the management, investment policies, or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life of New Jersey .

There are currently two subaccounts within the Account, one of which invests in the Conservative Balanced Portfolio and the other of which invests in the Flexible Managed Portfolio of the Fund. We may add additional subaccounts in the future. The Account's financial statements begin on page A1.


THE FIXED-RATE OPTION


BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE OF NEW JERSEY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to the fixed-rate option. This amount becomes part of Pruco Life of New Jersey =s general account. Pruco Life of New Jersey =s general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey . Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically. This rate may not be less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: (1) declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year (see CONTRACT DATE on page 13); thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life of New Jersey reserves the right to change this practice. Pruco Life of New Jersey is not obligated to credit interest at a higher rate than 4%, although we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, you will be advised of the interest rates that currently apply to your Contract. The term Monthly Date means the day of each month that is the same as the Contract Date.

Transfers from the fixed-rate option are subject to strict limits. See TRANSFERS, page 15. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See WHEN PROCEEDS ARE PAID, page 19.


                      DETAILED INFORMATION FOR PROSPECTIVE
                                 CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT


Generally, the Contract may be issued on insureds below the age of 76. You may apply for a minimum initial guaranteed death benefit of $5,000; the maximum you may apply for is $25,000. Proposed insureds, 21 years of age or less, may apply for a minimum initial guaranteed death benefit of $10,000. Before issuing any Contract, Pruco Life of New Jersey requires evidence of insurability, which may include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. Pruco Life of New Jersey charges a higher premium if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change these requirements on a non-discriminatory basis.


SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"


Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT FEES AND CHARGES


This section provides a more detailed description of each charge that is described briefly in the chart on page 2.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that we are now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

A Contract owner may add several "riders" to the Contract which provide additional benefits and are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.


DEDUCTIONS FROM PREMIUMS


(a) Pruco Life of New Jersey deducts a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. The tax rate varies from state to state, generally ranging from 0.75% to 5% (but in some instances may exceed 5%) of the premium received by Pruco Life of New Jersey . The amount charged may be more than Pruco Life of New Jersey actually pays. The second part is a charge for federal income taxes measured by premiums, equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1998, 1997, and 1996, we received a total of approximately $ , $130,658, and $168,923, respectively, in charges for taxes attributable to premiums.

(b) Pruco Life of New Jersey deducts a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1998, 1997, and 1996, we received a total of approximately $_______, $219,537, and $205,362, respectively, in processing charges.


DEDUCTIONS FROM PORTFOLIOS


Pruco Life of New Jersey deducts an investment advisory fee daily from each portfolio at a rate, on an annualized basis, of 0.55% for the Conservative Balanced Portfolio and 0.60% for the Flexible Managed Portfolio.

We pay expenses incurred in conducting the investment operations of the portfolios (such as investment advisory fees, custodian fees and preparation and distribution of annual reports) out of the portfolio's income. These expenses also vary by portfolio. The total expenses of each portfolio for the year 1998, expressed as a percentage of the average assets during the year, are as follows:

--------------------------------------------------------------------------------
                                                OTHER
              PORTFOLIO         ADVISORY FEE   EXPENSES    TOTAL EXPENSES
--------------------------------------------------------------------------------
      Conservative Balanced        0.55%          %              %
      Flexible Managed             0.60%          %              %
--------------------------------------------------------------------------------


MONTHLY DEDUCTIONS FROM CONTRACT FUND


Pruco Life of New Jersey deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) Pruco Life of New Jersey deducts a sales charge, often called a "sales load", to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium." The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $6 part of the monthly deduction described in (c) below, the $0.30 per $1,000 of face amount for Contracts with a face amount of less than $10,000, and any extra premiums for riders or substandard risks. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described later under SURRENDER OR WITHDRAWAL CHARGES, page 12. During 1998, 1997, and 1996, we received a total of approximately $______, $568,524, and $468,823, respectively, in sales load charges.

(b) Pruco Life of New Jersey deducts a charge of not more than $0.01 per $1000 of face amount of insurance to compensate for the risk we assume in guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued inforce pursuant to an option on lapse. During 1998, 1997, and 1996, we received a total of approximately $______, $26,181, and $24,222, respectively, for this risk charge.

(c) Pruco Life of New Jersey deducts an administrative charge of $6 plus up to $0.19 per $1,000 of face amount of insurance. Currently, on a non-guaranteed basis, this charge is reduced from $0.19 to $0.09 per $1,000. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. If premiums are paid by automatic transfer under the Pru-Matic Plan, as described on page 13, the current charge is further reduced to $0.07 per $1,000 of face amount. There is an additional charge of $0.30 per $1,000 of face amount if the face amount of the Contract is less than $10,000. This monthly administrative charge will not be made if the Contract has been continued inforce pursuant to an option on lapse. During 1998, 1997, and 1996, we received a total of approximately $_____, $1,352,185, and $1,263,734, respectively, in monthly administrative charges.

(d) Pruco Life of New Jersey deducts a mortality charge that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enable us to pay the death benefit for the few insureds who die. We determine the maximum mortality charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon the insured's current attained age, sex and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts inforce pursuant to an option on lapse. See LAPSE AND REINSTATEMENT, page 17.

(e) If a rider is added to the basic Contract, or if an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and deduct additional charges monthly.

(f) Pruco Life of New Jersey may deduct a charge to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made. We will review the question of a charge to the Account for company federal income taxes periodically. We may make such a charge in future years for any company federal income taxes that would be attributable to the Account.


Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

DAILY DEDUCTION FROM THE CONTRACT FUND


Each day Pruco Life of New Jersey deducts a charge from the assets of each of the subaccounts in an amount equivalent to an effective annual rate of up to 0.9%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when we determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option. During 1998, 1997, and 1996, we received a total of approximately $ , $154,038, and $113,587, respectively, in mortality and expense risk charges.


SURRENDER OR WITHDRAWAL CHARGES


(a) Pruco Life of New Jersey charges an additional sales load (the CDSL) if a Contract lapses or is surrendered during the first 10 Contract years. No such charge is applicable to the death benefit, no matter when it may become payable. The maximum contingent deferred charge is equal to 50% of the first year's primary annual premium upon Contracts that lapse or are surrendered during the first five Contract years. That percentage is reduced uniformly on a daily basis starting from the Contract's fifth anniversary until it disappears on the 10th anniversary. Other important limitations apply. They are described more fully in the statement of additional information. The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man with $20,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract.


----------------------------------------------------------------------------------------------------------
                                    CUMULATIVE
                  CUMULATIVE        SALES LOAD                                           CUMULATIVE
   SURRENDER,     SCHEDULED          DEDUCTED       CONTINGENT          TOTAL        TOTAL SALES LOAD AS
  LAST DAY OF      PREMIUMS            FROM          DEFERRED           SALES      PERCENTAGE OF SCHEDULED
    YEAR NO.         PAID         CONTRACT FUND     SALES LOAD           LOAD          PREMIUMS PAID
----------------------------------------------------------------------------------------------------------
       1          $  390.90          $ 18.24          $ 87.22          $105.46             26.98%
       2             781.80            36.48           104.16           140.64             17.99%
       3           1,172.70            54.72           121.10           175.82             14.99%
       4           1,563.60            72.96           138.04           211.00             13.49%
       5           1,954.50            91.20           146.55           237.75             12.16%
       6           2,345.40           109.44           121.80           231.24              9.86%
       7           2,736.30           127.68            91.40           219.08              8.01%
       8           3,127.20           145.92            60.80           206.72              6.61%
       9           3,518.10           164.16            30.40           194.56              5.53%
      10           3,909.00           182.40             0.00           182.40              4.67%
----------------------------------------------------------------------------------------------------------

The percentages shown in the last column will not be appreciably different for insureds of different ages.


(b) Pruco Life of New Jersey deducts an administrative charge of $5 per $1,000 of face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract anniversary. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, we deduct a proportionate amount of the charge from the Contract Fund. During 1998, 1997, and 1996, we received a total of approximately $ , $53,157, and $33,452, respectively, for surrendered or lapsed Contracts. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.


TRANSACTION CHARGES

Pruco Life of New Jersey will make an administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn in connection with each withdrawal of excess cash surrender value of a Contract. This charge is described in more detail in the statement of additional information.


CONTRACT DATE


When the first premium payment is paid with the application for a Contract, the Contract Date will ordinarily be the later of the date of the application date and the medical examination date. In most cases no medical examination will be necessary. If the first premium is not paid with the application, the Contract Date will ordinarily be the date the first premium is paid and the Contract is delivered. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in Pruco Life of New Jersey using a lower issue age in determining the Scheduled Premium amount. Pruco Life of New Jersey will permit a Contract to be back-dated but only to a date not earlier than six months prior to the date of the application. Pruco Life of New Jersey will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract Date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract Date, all Scheduled Premiums been received on their due dates, and all Contract charges been made.


PREMIUMS


The Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, you will receive a book each year with 12 coupons that will serve as a reminder. With Pruco Life of New Jersey's consent, you may change the frequency of premium payments.


You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. If you select the Pru-Matic Premium Plan, one of the current monthly charges will be reduced. See MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 10. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows, for two face amounts, representative preferred and standard annual premium amounts under Contracts issued on insureds who are not substandard risks. These premiums do not reflect any additional riders or supplementary benefits.

--------------------------------------------------------------------------------
                    $10,000 FACE AMOUNT          $20,000 FACE AMOUNT
                  --------------------------------------------------------------
                   PREFERRED    STANDARD    PREFERRED        STANDARD
--------------------------------------------------------------------------------
       Male, age
          35
       at issue     $233.70      $274.01     $390.90         $ 471.52
--------------------------------------------------------------------------------
        Female,
        age 45
       at issue     $278.04      $308.53     $479.59         $ 540.57
--------------------------------------------------------------------------------
       Male, age
          55
       at issue     $450.96      $562.17     $825.43         $1047.86
--------------------------------------------------------------------------------


The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 110% to 116% of the annual Scheduled Premium for that Contract.

--------------------------------------------------------------------------------
                    $10,000 FACE AMOUNT          $20,000 FACE AMOUNT
                  --------------------------------------------------------------
                    MONTHLY      ANNUAL      MONTHLY          ANNUAL
--------------------------------------------------------------------------------
       Male, age
          35
       at issue      $22.43      $233.70      $36.59         $390.90
--------------------------------------------------------------------------------
        Female,
        age 45
       at issue      $26.46      $278.04      $44.65         $479.59
--------------------------------------------------------------------------------
       Male, age
          55
       at issue      $41.96      $450.96      $75.66         $825.43
--------------------------------------------------------------------------------


A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life of New Jersey will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and higher death benefits. Conversely, a Scheduled Premium payment does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 17. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

Pruco Life of New Jersey will generally accept any premium payment of at least $25. Pruco Life of New Jersey reserves the right to limit unscheduled premiums to a total of $5,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 16. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation, but again, there are tax consequences if the Contract becomes a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.


ALLOCATION OF PREMIUMS


On the Contract Date, Pruco Life of New Jersey deducts a $2 processing charge and the charge for taxes attributable to premiums from the initial premium, and deducts the first monthly charges. The remainder of the initial premium is allocated on the Contract Date among the subaccount[s] or the fixed-rate option according to the allocation you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment option[s] on the date of receipt at a Home Office, but not earlier than the Contract Date. If Pruco Life of New Jersey receives the initial premium prior to the Contract Date, there will be a period during which it will not be invested. Each subsequent premium payment, after the deductions from premiums, will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation previously designated. A valuation period is the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios are calculated, which is generally 4:15 p.m. Eastern time on each day during which the New York Stock Exchange is open. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer system. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

TRANSFERS


If the Contract is not in default, or if the Contract is inforce as variable reduced paid-up insurance (see LAPSE AND REINSTATEMENT , page 17), you may, up to four times in each Contract year, transfer amounts from one subaccount to the other subaccount or to the fixed-rate option. Currently, you may make additional transfers with our consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.


In addition, the total amount credited to a Contract held in the subaccounts may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and should change your allocation instructions regarding any future premiums.


Transfers between subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $1,000 from one subaccount to the other, or may be in terms of a percentage reallocation between subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, if you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. We will use reasonable procedures, such as asking you for certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. Pruco Life of New Jersey will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers from the fixed-rate option to the subaccounts are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effective on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effective as of the end of the valuation period in which a proper transfer request is received at a Home Office. Pruco Life of New Jersey may change these limits in the future.


HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE


As explained earlier, after the 10th Contract year, there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See CONTRACT FEES AND CHARGES, page 10. This amount is placed in the subaccounts you choose and/or the fixed rate option. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in the value of the subaccount assets, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the subaccounts. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Pruco Life of New Jersey will tell you the cash surrender value of your Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if you continue to pay Scheduled Premiums when due.


The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract.

HOW A CONTRACT'S DEATH BENEFIT WILL VARY


The death benefit will change with investment experience. The precise way in which that will occur is complicated and is described in the statement of additional information. In general, and assuming the optional paid-up benefit is not in effect (see PAID-UP INSURANCE OPTION on page 18), if the net investment performance is 4% per year or higher and Scheduled Premiums are paid when due, the death benefit will increase. If the net investment performance is below 4%, the death benefit will decrease, but Pruco Life of New Jersey guarantees that it will not decrease below the face amount of insurance. Any unfavorable experience must be offset by favorable experience, however, before the death benefit begins to increase again.

If the Contract is kept inforce for several years and if investment performance is relatively favorable, the Contract Fund value may grow to the point where the death benefit must be increased to comply with certain provisions of the Internal Revenue Code, which require that the death benefit always be greater than the Contract Fund value. The required difference between the death benefit and Contract Fund value is higher at younger ages than at older ages. A precise description is in the statement of additional information.


CONTRACT LOANS


You may borrow from Pruco Life of New Jersey up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the subaccounts and to any prior loan[s] supported by the subaccounts, minus the portion of any charges attributable to the subaccounts that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

Interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Pruco Life of New Jersey will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract inforce for a limited time. If you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 21, and LAPSE AND REINSTATEMENT, page 17.

When a loan is made, an amount equal to the loan proceeds (the "loan amount") is transferred out of the subaccounts and/or the fixed-rate option, as applicable. The reduction will normally be made in the same proportions as the value in each subaccount and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the subaccount[s] or fixed-rate option.


A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.


A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Consider the Contract issued on a 35 year old male insured illustrated in the table on page T2 with an 8% gross investment return. Assume a $1,500 loan was made under this Contract at the end of Contract year eight and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would
be $     . This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the % net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.


SURRENDER OF A CONTRACT


You may surrender a Contract, in whole or in part, for its cash surrender value while the insured is living. To surrender a Contract, in whole or in part, you must deliver or mail it, together with a written request in a form that meets Pruco Life of New Jersey's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.


LAPSE AND REINSTATEMENT


As explained earlier, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain inforce even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero.

In addition, even if a Scheduled Premium is not paid, the Contract will remain inforce as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains inforce.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract inforce, the Contract will go into default. Should this happen, Pruco Life of New Jersey will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract inforce on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life of New Jersey requires renewed evidence of insurability, and submission of certain payments due under the Contract.


If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life of New Jersey prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

FIXED EXTENDED TERM INSURANCE

The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

FIXED REDUCED PAID-UP INSURANCE


This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

VARIABLE REDUCED PAID-UP INSURANCE


This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the subaccounts and/or the fixed rate option. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable reduced paid-up insurance is the automatic option provided upon lapse only if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. In addition, variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which Pruco Life of New Jersey does not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. SEE TAX TREATMENT OF CONTRACT BENEFITS, page 21.


WHAT HAPPENS IF NO REQUEST IS MADE?


Except in the two situations that follow, if no request is made the "automatic option" will be fixed extended term insurance. If fixed extended term insurance is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur if the Contract lapses and there is a Contract debt outstanding.


PAID-UP INSURANCE OPTION


In certain circumstances you may elect to stop paying premiums and to have guaranteed insurance coverage for the lifetime of the insured. This benefit is available only if the following conditions are met: (1) the Contract is not in default; (2) Pruco Life of New Jersey is not paying premiums in accordance with any payment of premium benefit that may be included in the Contract; and (3) the Contract Fund is sufficiently large so that the calculated guaranteed paid-up insurance amount is at least equal to the face amount of insurance plus the excess, if any, of the Contract Fund over the Tabular Contract Fund. The amount of guaranteed paid-up insurance coverage may be greater. It will be equal to the difference between the Contract Fund and the present value of future monthly charges from the Contract Fund (other than charges for anticipated mortality costs and for payment of premium riders) multiplied by the attained age factor. This option will generally be available only when the Contract has been inforce for many years and the Contract Fund has grown because of favorable investment experience or the payment of unscheduled premiums or both. Once the paid-up insurance option is exercised, the actual death benefit is equal to the greater of the guaranteed paid-up insurance amount and the Contract Fund multiplied by the attained age factor.

Upon request, Pruco Life of New Jersey will tell you the amount needed to pay up the Contract and to guarantee the paid-up insurance amount as long as a payment equal to or greater than this amount is received within two weeks of the date it was quoted. There is no guarantee if the payment is received within the two week period and is less than the quoted amount or if the payment is received outside the two week period. In that case, Pruco Life of New Jersey will add the payment to the Contract Fund and recalculate the guaranteed paid-up insurance amount. If the guaranteed paid-up insurance amount is equal to or greater than the face amount, the paid-up request will be processed. If the guaranteed paid-up insurance amount calculated is below the face amount, you will be notified that the amount is insufficient to process the request. In some cases, the quoted amount, if paid, would increase the death benefit by more than it increases the Contract Fund. In these situations, underwriting might be required to accept the premium payment and to process the paid-up request. Pruco Life of New Jersey reserves the right to change this procedure in the future. After the first Contract year, you must make a proper written request for the Contract to become fully paid-up and send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 21. A Contract in effect under a paid-up insurance option will have cash surrender and loan values.


REDUCED PAID-UP INSURANCE OPTION

Like the paid-up insurance option, reduced paid-up insurance provides the insured with lifetime insurance coverage without the payment of additional premiums. However, reduced paid-up insurance provides insurance coverage which is generally lower than the death benefit of the Contract. Reduced paid-up insurance is based upon a Contract's current net cash value and can be requested at any time. This option is available only when the Contract is not in default and Pruco Life of New Jersey is not paying any premiums in accordance with any payment of premium benefit that may be included in the Contract. In order to receive reduced paid-up insurance, a Contract owner must make a proper written request, and Pruco Life of New Jersey may request that the owner send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

WHEN PROCEEDS ARE PAID


Pruco Life of New Jersey will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. Pruco Life of New Jersey may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract inforce as fixed reduced paid-up insurance or as extended term insurance, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).


LIVING NEEDS BENEFIT


You may elect to add the LIVING NEEDS BENEFIT(SM) to your Contract at issue. The benefit may vary by state. It can generally be added only when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. The following option may be available. A Pruco Life of New Jersey representative should be consulted as to whether additional options may be available.


TERMINAL ILLNESS OPTION


This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When you provide satisfactory evidence, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit you select as a LIVING NEEDS BENEFIT. The Contract owner may
(1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.


All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.


No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life of New Jersey can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the LIVING NEEDS BENEFIT is excluded from income if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect your eligibility for certain government benefits or entitlements.


VOTING RIGHTS


As explained earlier, all of the assets held in the subaccounts will be invested in shares of the corresponding portfolios of the Fund. Pruco Life of New Jersey is the legal owner of those shares and as such has the right to vote on any matter voted on at Fund shareholders meetings. However, Pruco Life of New Jersey will vote the shares of the Fund in accordance with voting instructions received from the Contract owners at any regular and special shareholders meetings. The Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Fund shares for which no timely instructions from Contract owners are received, and any shares indirectly owned by Pruco Life of New Jersey, will be voted in the same proportion as shares in the respective portfolios for which instructions are received.

Matters on which Contract owners may give voting instructions including the following: (1) election of the Board of Directors of the Fund; (2) ratification of the independent accountant of the Fund; (3) approval of the investment advisory agreement for a portfolio of the Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of shares in a portfolio for which a Contract owner may give instructions is determined by dividing the portion of your Contract Fund attributable to the portfolio, by the value of one share of the portfolio. The number of votes for which each Contract owner may give Pruco Life of New Jersey instructions will be determined as of the record date chosen by the Board of Directors of the Fund. Pruco Life of New Jersey will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life of New Jersey reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations.

Pruco Life of New Jersey may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Fund's portfolios, or to approve or disapprove an investment advisory contract for the Fund. In addition, Pruco Life of New Jersey itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Fund's portfolios, provided that Pruco Life of New Jersey reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life of New Jersey does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.


REPORTS TO CONTRACT OWNERS


Once each Contract year (except where the Contract is inforce as fixed extended term insurance or fixed reduced paid-up insurance), Pruco Life of New Jersey will send you a statement that provides certain information pertinent to your own Contract. The statement shows all transactions during the year that affected the value of your Contract Fund, including monthly changes attributable to investment experience. The statement will also show the current death benefit, cash surrender value, and loan values of your Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life of New Jersey may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also receive, usually at the end of February, an annual report of the operations of the Fund. That report will list the investments held in both portfolios and include audited financial statements for the Fund. A semi-annual report with similar unaudited information will be sent to you, usually at the end of August.

TAX TREATMENT OF CONTRACT BENEFITS


We urge each prospective purchaser to consult a qualified tax adviser. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Current federal income tax laws and regulations or interpretations may change. A more detailed discussion of what follows is contained in the statement of additional information.

TREATMENT AS LIFE INSURANCE

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o You will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract.

      o     The Contract's death benefit will be tax free to your beneficiary.

Although we believe the Contract should qualify as "life insurance" for federal tax purposes, there are uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we have reserved the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will continue to qualify as life insurance.


PRE-DEATH DISTRIBUTIONS


The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

If the Contract is not classified as a Modified Endowment Contract, you generally will not be taxed on proceeds received in the event of a lapse, surrender of the Contract, or withdrawal of part of the cash surrender value unless the total amount received exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. In certain limited circumstances, you may be taxed on all or a portion of a withdrawal during the first 15 contract years even if total withdrawals do not exceed total premiums paid to date. The proceeds of any loan will be treated as indebtedness of the owner and will not be treated as taxable income.

If the Contract is classified as a Modified Endowment Contract, amounts you receive under the Contract before the insured's death, including loans and withdrawals (even those made during the two year period before the Contract became a Modified Endowment Contract), are included in income to the extent of gain in the Contract. In addition, any taxable income on pre-death distributions is subject to a penalty of 10% of the amount includible in income unless the amount is received on or after age 59 1/2, on account of your becoming disabled, or as a life annuity.

A Contract may be classified as a Modified Endowment Contract under various circumstances. For example, low face amount Contracts issued on younger insureds may be classified as a Modified Endowment Contract even though the Contract owner pays only the Scheduled Premiums or even less than the Scheduled Premiums. Before purchasing such a Contract, you should understand the tax treatment of pre-death distributions and consider the purpose for which the Contract is being purchased. Generally, a Contract may be classified as a Modified Endowment Contract if premiums in excess of Scheduled Premiums are paid or the face amount of insurance is decreased, or if the face amount of insurance is increased, or if a rider is added or removed from the Contract. You should consult your tax adviser before making any of these policy changes.


WITHHOLDING

The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if you fail to elect that no taxes will be withheld or in certain other circumstances.

OTHER TAX CONSEQUENCES

There may be federal estate taxes and state and local estate and inheritance taxes payable if either the owner or the insured dies. The transfer or assignment of the Contract to a new owner may also have tax consequences. The individual situation of each Contract owner or beneficiary will be significant.

OTHER CONTRACT PROVISIONS


There are several other Contract provisions that are of less significance to you than those already described in detail, either because they relate to options that you may choose under the Contract but are not likely to exercise for several years after you first purchase it, or because they are of a routine nature not likely to influence your decision to buy the Contract. These provisions are summarized in the EXPANDED TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION on page 30, and described in greater detail in the statement of additional information.

                       FURTHER INFORMATION ABOUT THE FUND

RISK/RETURN SUMMARIES

This section provides information about the Conservative Balanced and Flexible Managed Portfolios, including a summary of the principal investment risks associated with each.

CONSERVATIVE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is A TOTAL INVESTMENT RETURN CONSISTENT WITH A CONSERVATIVELY MANAGED DIVERSIFIED PORTFOLIO. This Portfolio is appropriate for an investor desiring diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of money market instruments, debt obligations and common stocks. Up to 30% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Common stocks are subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop.

Since the Portfolio also invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve CREDIT RISK--the risk that the borrower will not repay an obligation, and MARKET RISK--the risk that interest rates may change and affect the value of the obligation.

The Portfolio's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements that U.S. banks and companies are. Foreign political developments and changes in currency rates may adversely affect the value of foreign securities.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Portfolio and how returns can change. Past performance does not mean that the Portfolio will achieve similar results in the future.

--------------------------------------------------------------------------------
Annual Returns *
--------------------------------------------------------------------------------
 1989    1990   1991    1992   1993   1994    1995   1996   1997   1998
--------------------------------------------------------------------------------

                                INSERT BAR CHART

Best Quarter: ___% (__ quarter of 19__) Worst Quarter: __% (__ quarter of 19__)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.
--------------------------------------------------------------------------------

Average Annual Returns *
                                                               SINCE
                    I YEAR        5 YEARS      10 YEARS      INCEPTION
Portfolio shares                                             (5/13/83)
S&P 500**
Lipper Average***

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES. RETURNS ARE SHOWN FOR CLASS I, THE CLASS AVAILABLE UNDER THE CONTRACT.

** THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500 ) - AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES - GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. S&P 500 RETURN SINCE THE INCEPTION DATE IS __%. SOURCE: LIPPER, INC.

*** THE LIPPER/VARIABLE INSURANCE PRODUCES (VIP) BALANCED AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

FLEXIBLE MANAGED PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is A TOTAL INVESTMENT RETURN CONSISTENT WITH AN AGGRESSIVELY MANAGED DIVERSIFIED PORTFOLIO. This Portfolio is appropriate for an investor desiring diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of money market instruments, debt obligations and common stocks. Up to 30% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Portfolio invests a in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve CREDIT RISK--the risk that the borrower will not repay an obligation, and MARKET RISK--the risk that interest rates may change and affect the value of the obligation.

A substantial portion of the Portfolio's assets may also be invested in equity securities. Common stocks are subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes and the mood of the investing public. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the value of all stocks are likely to drop.

The Portfolio's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments and changes in currency rates may adversely affect the value of foreign securities.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Portfolio and how returns can change. Past performance does not mean that the Portfolio will achieve similar results in the future.

--------------------------------------------------------------------------------
Annual Returns *
--------------------------------------------------------------------------------
 1989    1990   1991    1992   1993   1994    1995   1996   1997   1998
--------------------------------------------------------------------------------

                                INSERT BAR CHART

Best Quarter: ___% (__ quarter of 19__) Worst Quarter: __% (__ quarter of 19__)

* THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.
--------------------------------------------------------------------------------

Average Annual Returns (Class I shares)*
--------------------------------------------------------------------------------
                     I YEAR        5 YEARS      10 YEARS    SINCE INCEPTION
Portfolio shares
S&P 500**
Lipper Average***

--------------------------------------------------------------------------------
*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES. RETURNS ARE SHOWN FOR CLASS I, THE CLASS AVAILABLE UNDER THE CONTRACT.

** THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500) - AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES - GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. S&P 500 RETURN SINCE THE INCEPTION DATE IS __%. SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) FLEXIBLE AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

HOW THE PORTFOLIOS INVEST

CONSERVATIVE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Portfolio is to seek A TOTAL INVESTMENT RETURN CONSISTENT WITH A CONSERVATIVELY MANAGED DIVERSIFIED PORTFOLIO.

----------------------------------
BALANCED PORTFOLIO                       To achieve our objective, we invest in
We invest in all three types of          a mix of money market instruments,
securities - equity, debt and            debt securities and common stocks. We
money market - in order to achieve       adjust the percentage of Portfolio
diversification in a single              assets in each category depending on
----------------------------------

----------------------------------
portfolio. We seek to maintain a         our expectations regarding the
conservative blend of investments        different markets. While we make every
that will have strong performance        effort to achieve our objective, we
in a down market and solid, but          can't guarantee success.
not necessarily outstanding,
performance in up markets. This          DEBT SECURITIES in general are
Portfolio is appropriate for an          basically written promises to repay a
investor looking for                     debt. There are numerous types of debt
diversification with less risk           securities which vary as to the terms
than that of the Flexible Managed        of repayment and the commitment of
Portfolio while recognizing that         other parties to honor the obligations
this reduces the chances of              of the issuer. Most of the securities
greater appreciation.                    in the debt portion of
----------------------------------

this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories.

The Portfolio may also invest in lower rated securities, which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds" We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. The Portfolio may also invest up to 30% of its total assets in FOREIGN EQUITY and DEBT SECURITIES. For these purposes, we do not consider American Depository Receipts (ADRs) as foreign securities. (ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.)

The stock portion of the Portfolio will be invested mainly in equity securities of major, established corporations which we believe are in sound financial condition and offer better total returns than broad based market indexes. The Portfolio may also invest in EQUITY-RELATED SECURITIES, such as bonds, corporate notes, warrants and rights, that we can convert into a company's common stock or some other equity security. The Portfolio may also acquire preferred stock - another equity-related security - which may be rated below investment grade.

The money market portion of the Portfolio will be invested in high-quality money market instruments. We manage this portion of the Portfolio to comply with specific rules designed for money market mutual funds. We will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio of 90 days or less. (Weighted average maturity is calculated by adding the maturities of all the bonds in a portfolio and dividing by the number of bonds on a weighted basis.)

In addition, with respect to the money market portion of the Portfolio, we will comply with the diversification, quality and other regulatory requirements. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security: (i) rated in one of the two highest short-term rating categories by at least two major rating services or, if only one major rating service has rated the security, as rated by that service; or (ii) if unrated, of comparable quality as we determine.

In response to adverse market, conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS. In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and not benefit from any set-off between the lender and the borrower.

The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the very same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio. The Portfolios may participate in a JOINT REPURCHASE account under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of the various Portfolios are added together and invested in one or more repurchase agreements. Each Portfolio receives a portion of the income earned in the joint account based on the percentage of its investment.

In general, we will invest within the ranges shown below:

             ASSET TYPE          MINIMUM         NORMAL           MAXIMUM
             ----------          -------         ------           -------

               Stocks              15%             35%              50%

          Debt obligations
          and Money Market
             Securities            25%             65%              85%

We will vary how much of the Portfolio's assets are invested in a type of security depending how we think the different markets will perform. Under normal conditions, we intend to keep at least 25% of the Portfolio's total assets invested in senior debt securities.

DERIVATIVES AND OTHER STRATEGIES

We may also use alternative investment strategies - including DERIVATIVES - to try to improve the Portfolio's returns or protect its assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.

We may: purchase and sell OPTIONS on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell stock index, interest rate and foreign currency FUTURES CONTRACTS and options on those contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED-DELIVERY basis.

The Portfolio may also enter into SHORT SALES. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX which means it owns securities identical to those sold short.

We may also use INTEREST RATE SWAPS in the management of the Portfolio. In an interest rate swap the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into this type of a swap if we think interest rates are going down.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Description of the Portfolios, their Investments and Risks - Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

FLEXIBLE MANAGED PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Portfolio is to seek A HIGH TOTAL RETURN CONSISTENT WITH AN AGGRESSIVELY MANAGED DIVERSIFIED PORTFOLIO.

-------------------------------------
BALANCED PORTFOLIO                       To achieve our objective, we invest in
We invest in all three types of          a mix of money market instruments,
securities - equity, debt and            debt securities and common stocks. We
money market - in order to achieve       adjust the percentage of Portfolio
diversification in a single              assets in each category depending on
portfolio. We seek to maintain a         our expectations regarding the
more aggressive mix of investments       different markets. While we make every
than the Conservative Balanced           effort to achieve our objective, we
Portfolio. This Portfolio is             can't guarantee success.
appropriate for an investor
looking for diversification who is
willing to accept a relatively
high level of loss in an effort to
achieve greater appreciation.
-------------------------------------

Generally, we will invest within the ranges shown below:

             ASSET TYPE          MINIMUM         NORMAL           MAXIMUM
             ----------          -------         ------           -------

               Stocks              25%             60%             100%

            Fixed Income
             Securities            0%              40%              75%

            Money Market
             Securities            0%              0%               75%

Most of the securities in the debt portion of this Portfolio will be investment grade, however, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. The Portfolio may also invest up to 30% of its total assets in FOREIGN EQUITY AND DEBT SECURITIES. For these purposes, we do not consider ADR as foreign securities.

The stock portion of the Portfolio will be invested mainly in equity securities of smaller capitalization companies and major corporations which we believe are in sound financial condition. In determining which small capitalization securities to acquire we will look for those that have above-average profitability with modest price/earnings ratios or whose worth is undervalued relative to other stocks in the market.

The Portfolio may also invest in EQUITY-RELATED SECURITIES, such as bonds, corporate notes, warrants and rights, that we can convert into a company's common stock or some other equity security. The Portfolio may also acquire preferred stock another equity-related security - which may be rated below investment grade.

The Portfolio may also invest in LOAN PARTICIPATIONS.

The money market portion of the Portfolio will be invested in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable.

DERIVATIVES AND OTHER STRATEGIES

We may also use alternative investment strategies - including DERIVATIVES - to try to improve the Portfolio's returns or protect its assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.

We may: enter into REPURCHASE agreements; purchase and sell OPTIONS on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell stock index, interest rate and foreign currency FUTURES CONTRACTS and options on those contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; purchase securities on a WHEN-ISSUED or DELAY-DELIVERY basis; and use INTEREST RATE SWAPS. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Description of the Portfolios, their Investments and Risks - Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than 7 days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

                                INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Portfolios is no exception. This chart outlines the key risks and potential rewards of the principal investments each Portfolio may make.

     INVESTMENT TYPE                           RISKS                        POTENTIAL REWARDS
------------------------------------------------------------------------------------------------------
HIGH-QUALITY MONEY MARKET       o     Credit risk-the risk that     o     Regular interest income
OBLIGATIONS OF ALL TYPES              the borrower can't pay
                                      back the money borrowed

                                o     Market risk - the risk        o     May be more secure than
                                      that the obligations may            stock and equity
                                      lose value because                  securities since corporate
                                      interest rates change or            issuers must pay their
                                      there is a lack of                  debts before they pay
                                      confidence in the borrower          their dividends

------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY RELATED       o     Individual stocks could       o     Historically, stocks have
SECURITIES                            lose value                          outperformed other
                                                                          investments over the long
                                o     The equity markets could            term
                                      go down, resulting in a
                                      decline in value of the       o     Generally, economic growth
                                      Portfolio's investments             means higher corporate
                                                                          profits, which leads to an
                                o     Companies that pay                  increase in stock prices,
                                      dividends may not do so if          known as capital
                                      they don't have profits or          appreciation
                                      adequate cash
                                                                    o     May be a source of
                                o     Changes in economic or              dividend income
                                      political conditions, both
                                      U.S. and international,
                                      may result in a decline in
                                      the value of the
                                      Portfolio's investments
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT           o     The Portfolio's holdings,     o     Bonds have generally
SECURITIES                            share price, yield, and             outperformed money market
                                      total return may fluctuate          instruments over the long
                                      in response to bond market          term with less risk than
                                      movements                           stocks

                                o     Credit risk - the default of  o     Most bonds will rise in
                                      an issuer would leave the           value when interest rates
                                      Portfolio with unpaid               fall
                                      interest or principal The
                                      lower a bond's quality, the   o     Regular interest income
                                      higher its potential for
                                      volatility                    o     Investment grade bonds have
                                                                          a lower risk of default
                                o     Market risk - the risk that
                                      the market value of an        o     Generally more secure than
                                      investment may move up or           stock since companies must
                                      down, sometimes rapidly or          pay their debts before
                                      unpredictably. Market risk          paying stockholders
                                      may affect an industry,
                                      sector, or the market as a
                                      whole

                                o     Interest rate risk - the
                                      value of most bonds will
                                      fall when interest rates
                                      rise; the longer a bond's
                                      maturity and the lower its
                                      credit quality, the more its
                                      value typically falls. It
                                      can lead to price volatility
------------------------------------------------------------------------------------------------------
HIGH YIELD DEBT SECURITIES      o     Higher market risk            o     May offer higher interest
(JUNK BONDS)                                                              income than higher quality
                                o     Higher credit risk                  debt securities

                                o     May be more illiquid (harder
                                      to value and sell), in which
                                      case valuation would depend
                                      more on the investment
                                      adviser's judgment than is
                                      generally the case with
                                      higher rated securities
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES;             o     Foreign markets, economies    o     Investors can participate in
OPTIONS AND FUTURES ON                and political systems may           the growth of foreign
FOREIGN CURRENCIES                    not be as stable as the U.S.        markets and companies
                                                                          operating in those markets
                                o     Currency risk - changing
                                      values of foreign currencies  o     Changing value of foreign
                                                                          currencies
                                o     May be less liquid than U.S.
                                      stocks and bonds              o     Opportunities for
                                                                          diversification
                                o     Differences in foreign laws,
                                      accounting standards and
                                      public information, custody
                                      and settlement practices

                                o     Year 2000 conversion may be
                                      more of a problem for some
                                      foreign issuers
------------------------------------------------------------------------------------------------------
DERIVATIVES--                   o     Derivatives , such as         o     The Portfolio could make
                                      futures, options and foreign        money and protect against
OPTIONS ON EQUITY SECURITIES,         currency forward contracts,         losses if the investment
DEBT SECURITIES, STOCK                may not fully offset the            analysis proves correct.
INDEXES, FUTURES CONTRACTS ON         underlying positions and
STOCK INDEXES, DEBT SECURITIES        this could result in losses   o     Derivatives that involves
AND INTEREST RATE INDEXES,            to the Portfolio that would         leverage could generate
INTEREST RATE SWAPS                   not have otherwise occurred         substantial gains at low
                                                                          cost
                                o     Derivatives used for risk
                                      management may not have the   o     One way to managed the
                                      intended effects and may            Portfolio's risk/return
                                      result in losses or missed          balance is to lock in the
                                      opportunities                       value of an investment ahead
                                                                          of time.
                                o     The other party to a
                                      derivatives contract could
                                      default

                                o     Derivatives that involve
                                      leverage could magnify
                                      losses

                                o     Certain types of derivatives
                                      involve costs to the
                                      Portfolio that can reduce
                                      returns
------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES             o     May be difficult to value     o     May offer a more attractive
(UP TO 15% OF NET ASSETS)             and sell; could result in           yield than liquid securities
                                      losses
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS             o     Credit risk                   o     May offer right to receive
                                                                          principal, interest and fees
                                o     Market risk                         without as much risk as
                                                                          lender
                                o     Portfolio has no rights
                                      against the borrower in the
                                      event borrower does not pay
                                      loan back
------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED         o     Use of such instruments and   o     Use of instruments may
DELIVERY SECURITIES, REVERSE          strategies may magnify              magnify underlying
REPURCHASE AGREEMENTS AND             underlying investment losses        investment gains
SHORT SALES
                                o     Investment costs may exceed
                                      potential underlying
                                      investment gains
------------------------------------------------------------------------------------------------------

                         HOW THE PORTFOLIOS ARE MANAGED

Prudential is the investment manager of the Fund. Prudential has entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with the performance of its obligations under an Investment Advisory Agreement with the Fund. One of PIC's business groups is Prudential Investments.

The investment advisory fee paid in 1998 for the Conservative Balanced Portfolio was _____% of the average net assets of the Portfolio. For the Flexible Managed Portfolio, the fee paid in 1998 was ____% of the average net assets of the Portfolio.

The Portfolios are managed by a team of portfolio managers. Mark Stumpp, Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions. Mr. Stumpp has supervisory responsibility of the portfolio management team.

Warren Spitz, Managing Director of Prudential Investments, has been a portfolio manager of the Portfolios since 1995 and manages a portion of each Portfolio's equity holdings.

Tony Rodriguez, Managing Director of Prudential Investments, has been a portfolio manager of the Portfolios since 1993 and is responsible for the debt portion of the Portfolios.

John Moschberger, CFA and Vice President of Prudential Investments, manages the portions of each Portfolio designed to duplicate the performance of the S&P 500 Index. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

PURCHASE AND SALE OF FUND SHARES

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of Prudential and its affiliates as investment options under certain contracts, including the Contract offered by this prospectus. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their contracts.

When the Account purchases or sells shares of a Portfolio, the price it will pay or receive, as the case may be, is based on the share's value. This is known as the net asset value or NAV. The NAV of each share class of each Portfolio is determined once a day - at 4:15 p.m. New York Time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Portfolios' NAVs will be calculated some time between the closing time and 4:15 p.m. on that day.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

SHORT- TERM DEBT SECURITIES with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

OTHER DEBT SECURITIES - those that are not valued on an amortized costs basis - are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value by Prudential under the direction of the Fund's Board of Directors.

                             OTHER FUND INFORMATION

DISTRIBUTOR

Prudential Investment Management Services LLC ("PIMS") distributes the Fund's shares under a Distribution Agreement with the Fund.

MONITORING FOR POSSIBLE CONFLICTS

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and may offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.


                                STATE REGULATION

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

                                     EXPERTS


The financial statements included in this prospectus for the years ended December 31, 1998, December 31, 1997 and December 31, 1996 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports appearing herein. Pruco Life of New Jersey is relying on PricewaterhouseCoopers' reports, which are given on their authority as accounting and auditing experts. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.

                                   LITIGATION

Several actions have been brought against Pruco Life of New Jersey alleging that Pruco Life of New Jersey and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life of New Jersey for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life of New Jersey that would have a material effect on its financial position.

                              YEAR 2000 COMPLIANCE

Pruco Life of New Jersey, as an indirect wholly-owned subsidiary of Prudential, utilizes many of the same business applications, infrastructure and business partners as Prudential. Prudential has addressed the Year 2000 issue on an enterprise-wide basis. Therefore, it is not possible to differentiate Pruco Life of New Jersey's Year 2000 issue from that of Prudential. The accompanying discussion of the Year 2000 issue reflects steps taken by Prudential to mitigate the Year 2000 risks.

The services provided to the Contract owners by Prudential depend on the smooth functioning of its computer systems. The year 2000, however, holds the potential for significant disruption in the operation of these systems. Many computer systems are programmed to recognize only the last two digits in a date. As a result, any computer system that has date-sensitive programming may recognize a date using "00" as the year 1900 rather than the year 2000. This problem can affect non-information technology systems that include embedded technology, such as microprocessors included in "infrastructure" equipment used for telecommunications and other services as well as computer systems. If this anomaly is not corrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly which could in turn affect the accuracy and compromise the integrity of business records. Business operations could be interrupted when companies are unable to process transactions, send invoices, or engage in similar normal business activities.

Prudential established a Company-wide Program Office (CPO) to develop and coordinate an operating framework for the Year 2000 compliance activities. Prudential's CPO structured the Year 2000 program into three major components:
Business Applications, Infrastructure and Business Partners. The CPO also established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide progress of each component of Prudential's program for conversion and upgrading of systems for Year 2000 compliance.

BUSINESS APPLICATIONS

The scope of the Business Applications component includes a wide range of computer systems that directly support Prudential's business operations and accounting systems. The entire application portfolio was analyzed in 1996 to determine appropriate Year 2000 readiness strategies (i.e., renovate, replace or retire). Rigorous testing standards have been employed for all applications that will not be retired, including those that are newly developed or purchased. Application replacement and renovation projects follow a similar path toward Year 2000 compliance. The key project phases include Year 2000 analysis and design, programming activities, testing, and implementation. Replacement projects are also tracked until the existing applications are removed from production.

Of Prudential's total application portfolio, approximately 70% of the applications are being renovated, 13% are being replaced by Year 2000 compliant systems, and the remaining 17% are being retired from production. At December 31, 1998, the percentage of business applications (based on application count) in the implementation phase for Year 2000 compliance for renovation, replacement and retirement are 99%, 96% and 99%, respectively. The interim target date for completing renovations and retirements is March 1999, with an overall completion date for Business Applications of June 1999.

INFRASTRUCTURE

The scope of Prudential's Year 2000 Infrastructure initiatives include mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment, buildings and facilities systems, personal computers, and vendor hardware and software.

Although there are minor differences among these various components, the approach to Year 2000 readiness for Infrastructure generally involves phases identified as inventory, assessment, remediation activities (e.g., upgrading hardware or software), testing and implementation. The interim target date for completion of certain Infrastructure components is March 1999 with an overall completion date for Infrastructure of June 1999.

BUSINESS PARTNERS

Prudential's approach to business partner readiness includes classification of each partner's status as "highly critical" or "less critical" and the development of contingency plans to address the potential that a business partner could experience a Year 2000 failure. Approximately 30% of our business partners have been identified as highly critical and the remaining 70% as less critical. Project phases include inventory, risk assessment, and contingency planning activities. All project phases for highly critical business partner readiness were achieved in December 1998; we have an overall completion date for less critical business partner readiness of June 1999.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from operating cash flows. Some of the expenses of Prudential's Year 2000 readiness are allocated across its various businesses and subsidiaries, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Prudential's ability to meet its contractual commitments to Contract owners.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

The major portion of Prudential's transactions are of such volume that they can only be effectively processed through the use of automated systems. Therefore, substantially all of Prudential's contingency plans include the ultimate resolution of any causative technology failures that may be encountered.

Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. While management expects that a small number of the projects may not meet their targeted completion date, it is anticipated that these projects will be completed by September 1999 so that any delays, if experienced, would not have a significant impact on the timing of the project as a whole. During the course of the Year 2000 program, some discretionary technology projects have been delayed in favor of the completion of Year 2000 projects. However, this impact has been minimized by Prudential's strategic decision to outsource most of the Year 2000 renovation work.

While Prudential and its subsidiaries believe that they are well positioned to mitigate its Year 2000 issue, this issue, by its nature contains inherent uncertainties, including the uncertainty of Year 2000 readiness of third parties. Consequently, Prudential is unable to determine at this time whether the consequences of Year 2000 failures will have a material adverse effect on the results of operations, liquidity or financial condition. In the worst case, it is possible that any technology failure, including an internal or external Year 2000 failure, could have a material impact on Prudential's results of operations, liquidity, or financial position.

Prudential is enhancing existing business contingency plans to mitigate Year 2000 risk. Current contingency plans include planned responses to the failure of specific business applications or infrastructure components. These responses are being reviewed and expected to be finalized by June 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. The plans are also being updated to reduce the level of uncertainty about the Year 2000 problem including readiness of Prudential's Business Partners.

The discussion of the Year 2000 Issue herein, and in particular Prudential's plans to remediate this issue and the estimated costs thereof, are forward-looking in nature.


        EXPANDED TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


Included in the registration statements for the Contracts and the Fund is a statement of additional information which is available without charge by writing to Pruco Life of New Jersey at 213 Washington Street, Newark, New Jersey 07102-2992. The following table of contents of that Statement provides a brief summary of what is included in each section.


I.    MORE DETAILED INFORMATION ABOUT THE CONTRACT.

      SALES LOAD UPON SURRENDER. A description is given of exactly how Pruco Life of New Jersey determines the amount of the part of the sales load that is imposed only upon surrenders or withdrawals during the first 10 Contract years.

      REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS. Where the Contract is sold at the same time to several individuals who are members of an associated class and Pruco Life of New Jersey's expenses will be reduced, some of the charges under those Contracts may be reduced.

      PAYING PREMIUMS BY PAYROLL DEDUCTION. Your employer may pay monthly premiums for you with deductions from your salary.

      UNISEX PREMIUMS AND BENEFITS. In some states and under certain circumstances, premiums and benefits will not vary with the sex of the insured.

      HOW THE DEATH BENEFIT WILL VARY. A description is given of exactly how the death benefit may increase to satisfy Internal Revenue Code requirements.

      WITHDRAWAL OF EXCESS CASH SURRENDER VALUE. If the Contract Fund value is high enough you may be able to withdraw part of the cash surrender value while keeping the Contract in effect. There will be a transaction charge. The death benefit will change. There may be tax consequences. You should consult your Pruco Life of New Jersey representative to discuss whether a withdrawal or a loan is preferable.

      TAX TREATMENT OF CONTRACT BENEFITS. A fuller account is provided of how Contract owners may be affected by federal income taxes.


      SALE OF THE CONTRACT AND SALES COMMISSIONS. The Contract is sold primarily by agents of Prudential who are also registered representatives of one of its subsidiaries, Pruco Securities Corporation, a broker and dealer registered under the Securities and Exchange Act of 1934. Generally, selling agents receive a commission of 50% of the Scheduled Premium in the first year, no more than 6% of the Scheduled Premiums for the second through tenth years and smaller commissions thereafter.


      RIDERS. Various extra fixed-benefits may be obtained for an extra premium. They are described in what are known as "riders" to the Contract.

      OTHER STANDARD CONTRACT PROVISIONS. The Contract contains several provisions commonly included in all life insurance policies. They include provisions relating to beneficiaries, misstatement of age or sex, suicide, assignment, incontestability, and settlement options.

II.   INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.


            General
            Convertible Securities
            Warrants
            Foreign Securities
            Options on Stock and Debt Securities
            Risks of Transactions in Options on Equity and Debt Securities Options on Stock Indexes
            Options on Foreign Currencies
            Futures Contracts and Options on Futures Contracts
            Forward Foreign Currency Exchange Contracts
            Interest Rate Swaps
            Loan Participations
            Reverse Repurchase Agreements and Dollar Rolls
            When-Issued and Delayed Delivery Securities
            Short Sales
            Loans of Portfolio Securities
            Illiquid Securities


      A more detailed description is given of these investments and the policies of these portfolios.

III.  INVESTMENT RESTRICTIONS.

      There are many restrictions upon the investments the portfolios may make and the practices in which they may engage; these are fundamental, meaning they may not be changed without Contract owner approval.


IV.   INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS.


      A fuller description than that in the prospectus is given.

V.    OTHER INFORMATION CONCERNING THE FUND.

            Incorporation and Authorized Stock
            Portfolio Transactions and Brokerage
            Custodians
            Experts
            Licenses


VI.   DEBT RATINGS.

      A description is given of how Moody's Investors Services, Inc. and Standard & Poor's Ratings Services describe the creditworthiness of debt securities.


VII. DIRECTORS AND OFFICERS OF PRUCO LIFE OF NEW JERSEY AND MANAGEMENT OF THE FUND.

      The names and recent affiliations of Pruco Life of New Jersey's directors and executive officers are given. The same information is given for the Fund.


VIII. FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

IX.   THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS.

                             ADDITIONAL INFORMATION


Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus and the statement of additional information do not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.


Further information may also be obtained from Pruco Life of New Jersey. Its address and telephone number are on the inside front cover of this prospectus.

                              FINANCIAL STATEMENTS


The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts. The financial statements of the Fund are in the statement of additional information.

                      (This page intentionally left blank.)

            UPDATED FINANCIALS WILL BE FILED PURSUANT TO RULE 485(B)

PRUVIDER(SM)
VARIABLE APPRECIABLE LIFE(R)
INSURANCE

[LOGO] PURDENTIAL


Pruco Life Insurance Company of New Jersey
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 437-4016

SVAL-2 Ed. 5/99 CAT# 640189U

                                     PART IB

               INFORMATION IN STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1999


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

PRUVIDER(SM)
VARIABLE
APPRECIABLE
LIFE(R)___________________
INSURANCE CONTRACTS

PROVIDING FOR THE INVESTMENT
OF ASSETS IN THE
INVESTMENT PORTFOLIOS OF

THE PRUDENTIAL SERIES
FUND, INC.


This statement of additional information describes a variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", or "we") under the name PRUVIDER(SM)
Variable APPRECIABLE LIFE(R) Insurance. Pruco Life of New Jersey, a stock life insurance company, is an indirect wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The death benefit varies daily with investment experience but will never be less than the "face amount" of insurance specified in the Contract. There is no guaranteed minimum cash surrender value.

The assets under these contracts can be invested in one or both of the two available subaccounts of the Pruco Life of New Jersey Variable Appreciable Account. The assets invested in each subaccount are in turn invested in a corresponding portfolio of The Prudential Series Fund, Inc., a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives to variable contract owners. Each portfolio is, for investment purposes, in effect a separate fund. The two available Series Fund portfolios are the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED Portfolio. A separate class of capital stock is issued for each portfolio. Shares of the Series Fund are currently sold only to separate accounts of Pruco Life of New Jersey and certain other insurers to fund the benefits under variable life insurance and variable annuity contracts issued by those companies.

The PRUVIDER(SM) Variable APPRECIABLE LIFE(R) Insurance Contract owner may also choose to invest in a fixed-rate option which is described in the prospectus of the Pruco Life of New Jersey Variable Appreciable Account.


                      ------------------------------------


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ WITH THE PROSPECTUS OF THE PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT DATED MAY 1, 1999. THE PROSPECTUS IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, 213 WASHINGTON STREET, NEWARK, NEW JERSEY 07102-2992 OR BY TELEPHONING (800) 437-4016.


                      ------------------------------------

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 437-4016


PRUVIDER is a service mark of Prudential.
APPRECIABLE LIFE is a registered mark of Prudential.
SVAL-2SAI Ed 5-99
Catalog No. 64M087E

                       STATEMENT OF ADDITIONAL INFORMATION
                                    CONTENTS

                                                                            PAGE
MORE DETAILED INFORMATION ABOUT THE CONTRACT...................................1
  SALES LOAD UPON SURRENDER....................................................1
  REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS.............1
  PAYING PREMIUMS BY PAYROLL DEDUCTION.........................................1
  UNISEX PREMIUMS AND BENEFITS.................................................2
  HOW THE DEATH BENEFIT WILL VARY..............................................2
  WITHDRAWAL OF EXCESS CASH SURRENDER VALUE....................................2
  TAX TREATMENT OF CONTRACT BENEFITS...........................................3
    TREATMENT AS LIFE INSURANCE................................................3
    PRE-DEATH DISTRIBUTIONS....................................................3
    WITHHOLDING................................................................4
    OTHER TAX CONSIDERATIONS...................................................4
    BUSINESS-OWNED LIFE INSURANCE..............................................4
  SALE OF THE CONTRACT AND SALES COMMISSIONS...................................4
  RIDERS.......................................................................5
  OTHER STANDARD CONTRACT PROVISIONS...........................................5
    ASSIGNMENT.................................................................5
    BENEFICIARY................................................................5
    INCONTESTABILITY...........................................................5
    MISSTATEMENT OF AGE OR SEX.................................................5
    SETTLEMENT OPTIONS.........................................................6
    SUICIDE EXCLUSION..........................................................6
  GENERAL......................................................................6
  CONVERTIBLE SECURITIES.......................................................6
  WARRANTS.....................................................................6
  FOREIGN SECURITIES...........................................................7
  OPTIONS ON STOCK AND DEBT SECURITIES.........................................7
    OPTIONS ON STOCK...........................................................7
  OPTIONS ON DEBT SECURITIES...................................................8
  RISKS OF TRANSACTIONS IN OPTIONS ON EQUITY AND DEBT SECURITIES...............8
  OPTIONS ON STOCK INDEXES.....................................................9
    STOCK INDEX OPTIONS........................................................9
    RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEXES.........................10
  OPTIONS ON FOREIGN CURRENCIES...............................................11
    OPTIONS ON FOREIGN CURRENCY...............................................11
    RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCY......................11
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS..........................12
    FUTURES AND OPTIONS ON FUTURES............................................12
    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS................................12
    RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS.....................12
  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.................................12
  INTEREST RATE SWAPS.........................................................13
  LOAN PARTICIPATIONS.........................................................14
  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS..............................14
    DESCRIPTION OF REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS.............14
    RISKS OF REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS...................14
  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES.................................15
  SHORT SALES.................................................................15
  LOANS OF PORTFOLIO SECURITIES...............................................15
    DESCRIPTION OF SECURITIES LOANS...........................................15
    RISKS ASSOCIATED WITH LENDING SECURITIES..................................15
  ILLIQUID SECURITIES.........................................................16

INVESTMENT RESTRICTIONS.......................................................16

INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS...........................19
  DISTRIBUTION ARRANGEMENTS...................................................20

OTHER INFORMATION CONCERNING THE SERIES FUND..................................20
  INCORPORATION AND AUTHORIZED STOCK..........................................20
  PORTFOLIO TRANSACTIONS AND BROKERAGE........................................21
  CUSTODIANS..................................................................22
  EXPERTS.....................................................................22
  LICENSES....................................................................22

DEBT RATINGS..................................................................23

DIRECTORS AND OFFICERS OF PRUCO LIFE OF NEW JERSEY
AND MANAGEMENT OF THE SERIES FUND.............................................26

FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC. .....................A1

THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS......................B1

                  MORE DETAILED INFORMATION ABOUT THE CONTRACT

SALES LOAD UPON SURRENDER


Pruco Life of New Jersey assesses a contingent deferred sales load if the Contract lapses or is surrendered during the first 10 Contract years. No such charge is applicable to the death benefit, no matter when that may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract years, the charge will be equal to 50% of the first year's primary annual premium. In the next five Contract years, we reduce that percentage uniformly on a daily basis until it reaches zero on the 10th Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, we deduct a proportionate amount of the charge from the Contract Fund. Surrender of all or part of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 3.

The contingent deferred sales load is also further limited at older issue ages (approximately above age 61) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in the prospectus in item
(a) under MONTHLY DEDUCTIONS FROM CONTRACT FUND.)

The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is a defined amount determined actuarially in accordance with a regulation of the Securities and Exchange Commission ("SEC"). Pruco Life of New Jersey will charge a maximum aggregate sales load (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) that will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then, to the extent of any excess, we will not make the charge.


REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS

Pruco Life of New Jersey may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life of New Jersey determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts;
(3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Pruco Life of New Jersey believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life of New Jersey on a uniform basis. Pruco Life of New Jersey's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

PAYING PREMIUMS BY PAYROLL DEDUCTION

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Pruco Life of New Jersey monthly. Any Pruco Life of New Jersey representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

UNISEX PREMIUMS AND BENEFITS


The Contract generally uses mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate, whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.


HOW THE DEATH BENEFIT WILL VARY


The death benefit will vary with investment experience. The death benefit will be equal to the face amount of insurance plus the amount, if any, by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if: (1) you paid only Scheduled Premiums; (2) you paid the Scheduled Premiums when due; (3) your selected investment options earned a net return at a uniform rate of 4% per year; (4) we deducted full mortality charges based upon the 1980 CSO Table; (5) we deducted the maximum sales load and expense charges; and (6) there was no Contract debt.

The death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to payment of greater than Scheduled Premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, the death benefit will not fall below the initial face amount stated in the Contract. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS in the prospectus. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit.

The Contract Fund could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greatest of (1) the face amount plus the Contract Fund minus the Tabular Contract Fund Value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund times the attained age factor that applies.


WITHDRAWAL OF EXCESS CASH SURRENDER VALUE


Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund Value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains inforce.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $200. You may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Pruco Life of New Jersey will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 3. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life of New Jersey representative about how best to meet your needs.

When a withdrawal is made, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value. No surrender charges will be assessed for a withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life of New Jersey treats withdrawals as a return of premium.


TAX TREATMENT OF CONTRACT BENEFITS


This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE

The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

o the Contract's death benefit will be tax free to your beneficiary. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS

The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

      CONTRACTS NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.

      o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

      o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

      o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

      o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

      MODIFIED ENDOWMENT CONTRACTS.

      o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract even though the Contract owner pays only Scheduled

            Premiums or even less than the Scheduled Premiums. You should first consult a qualified tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

      o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

      o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

      o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.


WITHHOLDING


You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.


OTHER TAX CONSIDERATIONS


If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE

If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.


SALE OF THE CONTRACT AND SALES COMMISSIONS


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than: (1) 50% of the Scheduled Premiums for the first year; (2) no more than 6% of the Scheduled Premiums for the second through 10th years; and (3) no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the

Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis.


Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in the prospectus under DAILY DEDUCTION FROM THE CONTRACT FUND and item (d) under MONTHLY DEDUCTIONS FROM CONTRACT FUND.

RIDERS


Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges for the riders will be deducted from the Contract Fund on each Monthly date. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.


Any Pruco Life of New Jersey representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

OTHER STANDARD CONTRACT PROVISIONS

ASSIGNMENT

This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at a Home Office.

BENEFICIARY


As the Contract owner, you designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.


INCONTESTABILITY


We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life of New Jersey's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.


MISSTATEMENT OF AGE OR SEX

If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SETTLEMENT OPTIONS

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, Pruco Life of New Jersey will pay no more under the Contract than the sum of the premiums paid.

                      INVESTMENT OBJECTIVES AND POLICIES OF
                                 THE PORTFOLIOS


GENERAL

The Prudential Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its seventeen separate portfolios, each of which is for investment purposes, in effect a separate fund. Two portfolios, the Conservative Balanced Portfolio and the Flexible Managed Portfolio (the "Portfolios"), are available to PRUVIDER Contract owners. The Fund Portfolios are managed by The Prudential Insurance Company of America ("Prudential"). See INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS, page 19.

Each of the Portfolios seeks to achieve a different investment objective. Accordingly, each Portfolio can be expected to have different investment results and to be subject to different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general, and with particular reference to debt securities, to changes in the overall level of interest rates.

The investment objectives of the Fund's Portfolios that are available to PRUVIDER Contract owners can be found under the Portfolio's RISK/RETURN SUMMARY in the prospectus.

CONVERTIBLE SECURITIES

The Conservative Balanced and Flexible Managed Portfolios may invest in convertible securities. A convertible security is a debt security - for example, a bond or preferred stock - that may be converted into common stock of the same or different issuer. The convertible security sets for the price, quantity of shares and time period in which it may be so converted. Convertible stock are senior to a company's common stock but are usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the issuer's common stock but lower than the rate on the issuer's debt obligations. At the same time, they offer - through their conversion mechanism - the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

WARRANTS

The Conservative Balanced and Flexible Managed Portfolios may invest in warrants on common stocks. A warrant is a right to buy a number of shares of stock at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

FOREIGN SECURITIES

The bond portions of the Conservative Balanced and Flexible Managed Portfolios may each invest up to 20% of their assets in U.S. currency denominated debt securities issued outside the U.S. by foreign or U.S. issuers. The Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or U.S. issuers.

American Depository Receipts ("ADRs") are U.S. dollar-denominated certificates issued by a U.S. bank or trust company. ADRs represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in the over-the-counter (OTC) market. Investment in ADRs has certain advantages over direct investments in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as U.S. issuers.

Foreign securities involve certain risks, which should be considered carefully by an investor. These risks include political or economic instability in the country of an issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in U.S. currency, the risk of currency fluctuations. Foreign securities may be subject to greater movement in price than U.S. securities and under certain market conditions, may be less liquid than U.S securities. In addition, there may be less publicly available information about a foreign company than a U.S company. Foreign companies generally are not subject to uniform accountings, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriations, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgment against the issuers of such securities.

If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Portfolios that may invest in foreign securities may enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes, including: locking in the U.S. dollar price equivalent of interest or dividends to be paid on such securities which are held by a Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio. A Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. In addition, the Portfolios may, for hedging purposes, enter into certain transactions involving options on foreign currencies, foreign currency futures contracts and options on foreign currency futures contracts.

OPTIONS ON STOCK AND DEBT SECURITIES

OPTIONS ON STOCK

The Conservative Balanced and Flexible Managed Portfolios may purchase and "write" (that is, sell) put and call options on equity securities that are traded on securities exchanges, listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ), or privately negotiated with broker-dealers (OTC equity options).

A call option is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option.

A put option is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium.

The Portfolios will write only "covered" options on stocks. A call option is covered if:

(1) the Portfolio owns the security underlying the option;
(2) the Portfolio has an absolute right to acquire the security immediately;

(2) the Portfolio has a call on the same security that underlies the option which has an exercise price equal to or less than the exercise price of the covered option (or, if the exercise price is greater, the Portfolio sets aside in a segregated account liquid assets that are equal to the difference).

A put option is covered if:

(1) the Portfolio sets aside in a segregated account liquid assets that are equal to or greater than the exercise price of the option:

(2) the Portfolio holds a put on the same security that underlies the option which has an exercise price equal to or greater less than the exercise price of the covered option (or, if the exercise price is less, the Portfolio sets aside in a segregated account liquid assets that are equal to the difference).

The Conservative Balanced and Flexible Managed Portfolios can also purchase "protective puts" on equity securities. These are acquired to protect a Portfolio's security from a decline in market value. In a protective put, a Portfolio has the right to sell the underlying security at the exercise price, regardless of how much the underlying security may decline in value. In exchange for this right, the Portfolio pays the put seller a premium.

The Portfolios may use options for both hedging and investment purposes. Neither of the Portfolios intend to use more than 5% of its net assets to acquire call options on stocks. The Portfolios may purchase equity securities that have a put or call option provided by the issuer.

OPTIONS ON DEBT SECURITIES

The Conservative Balanced and Flexible Managed Portfolios may purchase and sell put and call options on debt securities, including U.S. government debt securities, that are traded on a U.S. securities exchange or privately negotiated with primary U.S. Government securities dealers that are recognized by the Federal Reserve Bank of New York (OTC debt options). Neither of the Portfolios currently intend to invest more than 5% of its net assets at any one time in call options on debt securities.

Options on debt securities are similar to stock options (see above) except that the option holder has the right to acquire or sell a debt security rather than an equity security.

The Portfolios will write only covered options. Options on debt securities are covered in much the same way as options on equity securities. One exception is in the case of call options on U.S. Treasury Bills. With these options, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value that matches the option contract amount and a maturity date that is no later than the maturity date of the securities underlying the option.

The Portfolios may also write straddles - - which are simply combinations of a call and a put written on the same security at the same strike price and maturity date. When a Portfolio writes a straddle, the same security is used to "cover" both the put and the call. If the price of the underlying security is below the strike price of the put, the Portfolio will set aside liquid assets as additional cover equal to the difference. A Portfolio will not use more than 5% of its net assets as cover for straddles.

The Portfolios may also purchase protective puts to try to protect the value of one of the securities it owns against a decline in market value, as well as putable and callable debt securities.

RISKS OF TRANSACTIONS IN OPTIONS ON EQUITY AND DEBT SECURITIES

A Portfolio's use of options on equity or debt securities is subject to certain special risks, in addition to the risk that the market value of the security will move opposite to the Portfolio's option position. An exchange-traded option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate at all times to handle the trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of OTC options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolios will seek to enter into OTC options only with dealers who agree to enter into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, a Portfolio may be unable to liquidate an OTC option. Prudential monitors the creditworthiness of dealers with whom the Portfolios enter into OTC option transactions under the Board of Directors' general supervision.

OPTIONS ON STOCK INDEXES

STOCK INDEX OPTIONS

The Conservative Balanced and Flexible Managed Portfolios may purchase and sell put and call options on stock indexes that are traded on securities exchanges, listed on NASDAQ or that are privately-negotiated with broker-dealers (OTC options). Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

A Portfolio will only sell or "write" covered options on stock indexes. A call option is covered if the Portfolio holds stocks at least equal to the value of the index times the multiplier times the number of contracts (the Option Value). When a Portfolio writes a call option on a broadly based stock market index, the Portfolio will set aside cash, cash equivalents or "qualified securities" (defined below). The value of the assets to be segregated cannot be less than 100% of the Option Value as of the time the option is written.

If a Portfolio has written an option on an industry or market segment index, it must set aside at least five "qualified securities," all of which are stocks of issuers in that market segment, with a market value at the time the option is written of not less than 100% of the Option Value. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so set aside in the case of broadly based stock market index options or 25% of such amount in the case of options on a market segment index. If at the close of business on any day the market value of such qualified securities falls below 100% of the Option Value as of that date, the Portfolio will set aside an amount in liquid unencumbered assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the option is written - that is, the index's value is above the strike price - the Portfolio will set aside liquid unencumbered assets equal to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount so set aside may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current Option Value. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account with its custodian, it will not be subject to the requirement described in this paragraph.

A put index option is covered if: (1) the Portfolio sets aside in a segregated account liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account.

RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEXES

A Portfolio's purchase and sale of options on stock indexes has the same risks as stock options described in the previous section. In addition, the distinctive characteristics of options on indexes create certain additional risks. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the policy of the Portfolios to purchase or write options only on stock indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

The ability to establish and close out positions on stock index options are subject to the existence of a liquid secondary market. A Portfolio will not purchase or sell any index option contract unless and until, in the portfolio manager's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

There are certain special risks associated with writing calls on stock indexes. Because exercises of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Portfolios will follow the "cover" procedures described above.

Price movements of a Portfolio's equity securities probably will not correlate precisely with movements in the level of the index. Therefore, in writing a call on a stock index a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In that case, the Portfolio would bear a loss on the call which may not be completely offset by movement in the price of the Portfolio's equity securities. It is also possible that the index may rise when the Portfolio's securities do not rise in value. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its securities and might also experience a loss in its securities. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Portfolio's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a Portfolio has written a stock index call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, a Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indexes than with stock options. For example, even if an index call which a Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indexes. If a Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OPTIONS ON FOREIGN CURRENCIES

OPTIONS ON FOREIGN CURRENCY

The Conservative Balanced and Flexible Managed Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies are employed (see below). Options on foreign currencies are similar to options on stocks, except that the option holder has the right to take or make delivery of a specified amount of foreign currency rather than stock.

A Portfolio may purchase and write options to hedge its securities denominated in foreign currencies. If the U.S. dollar increases in value relative to a foreign currency in which the Portfolio's securities are denominated, the value of those securities will decline as well. To hedge against a decline of a foreign currency a Portfolio may purchase put options on that foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, at least in part, the decline in the value of the Portfolio's holdings denominated in that foreign currency. Alternatively, a Portfolio may write a call option on a foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the Portfolio's securities denominated in that foreign currency would be offset in part by the premium the Portfolio received for the option.

If on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in the foreign currency in which it is denominated, the Portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of adverse movements of the exchange rates. Alternatively, the Portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCY

A Portfolio's successful use of currency exchange options on foreign currencies depends upon the portfolio manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. If the currency exchange rate does not change, the Portfolio's net income would be less than if the Portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between the movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. A Portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the Portfolio to close out an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES AND OPTIONS ON FUTURES

The Conservative Balanced and Flexible Managed Portfolio may purchase and sell stock index futures contracts. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

There are several risks associated with a Portfolio's use of futures contracts. When used for investment purposes (that is, non-hedging purposes), successful use of futures contracts, like successful investment in securities, depends on the ability of the portfolio manager to predict correctly movements in the relevant markets, interest rates and/or currency exchange rates. When used for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indexes, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in volatility, a Portfolio could purchase or sell futures contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. Other risks apply to use for both hedging and investment purposes. Temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a Portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time.

The hours of trading of futures contracts may not conform to the hours during which a Portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.

RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indexes, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Portfolio.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Conservative Balanced and Flexible Managed Portfolios may purchase debt and equity securities denominated in foreign currencies. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when a Portfolio's manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the Portfolios will thereby be served.

The Portfolios generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

INTEREST RATE SWAPS

The fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps subject to the limitations set forth in the prospectus.

Interest rate swaps, in their most basic form, involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest. For example, a portfolio might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indexes or rates, even if the parties do not own the underlying instruments.

Despite their differences in form, the function of interest rate swaps is generally the same B to increase or decrease a portfolio's exposure to long-or short-term interest rates. For example, a portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment adviser's prediction of interest rate movements is incorrect, the portfolio's total return will be less than if the portfolio had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

LOAN PARTICIPATIONS

The Conservative Balanced and Flexible Managed Portfolios may invest in fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolios will generally invest in loans in the form of "loan participations." In the typical loan participation, the Portfolio will have a contractual relationship with the lender but not the borrower. This means that the Portfolio will not have any right to enforce the borrower's compliance with the terms of the loan and may not benefit directly from any collateral supporting the loan. As a result, the Portfolio will assume the credit risk of both the borrower and the lender. In the event of the lender's insolvency, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

DESCRIPTION OF REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The debt portions of the Conservative Balanced and Flexible Managed Portfolios may use up to 30% of their net assets for reverse repurchase agreements and dollar rolls.

In a reverse repurchase transaction, a Portfolio sells one of its securities and agrees to repurchase the same security at a set price on a specified date. During the time the security is held by the other party, the Portfolio will often continue to receive principal and interest payments on the security. The terms of the reverse repurchase agreement reflect a rate of interest for use of the money received by the Portfolio and thus, is similar to borrowing.

Dollar rolls involve the sale by the Portfolio of ones of its securities for delivery in the current month and a contract to repurchase substantially similar securities (for example, with the same coupon) from the other party on a specified date at a specified amount. During the roll period, a Portfolio does not receive any principal or interest earned on the security. The Portfolio realizes a profit to the extent the current sale price is more than the price specified for the future purchase, plus any interest earned on the cash paid to the Portfolio on the initial sale.

A "covered roll" is a specific type of dollar roll where there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

A Portfolio participating in reverse repurchase or dollar roll transactions will set aside in a segregated account, liquid assets equal in value to its obligations under the reverse repurchase agreement or dollar roll, respectively.

RISKS OF REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. If the other party in a reverse purchase or dollar roll transaction becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by a third party of whether to enforce the Portfolio's obligation to repurchase.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Conservative Balanced and Flexible Managed Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. This means that the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater to such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

SHORT SALES

The Conservative Balanced and Flexible Managed Portfolios may enter into short sales. In a short sale, a Portfolio sells a security it does not own in anticipation of a decline in the market value of those securities. To complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security it borrowed by purchasing it at the market price at the time of replacement. The price at that time may be more or less than the price at which the Portfolio sold it. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a fee which would increase the cost of the security sold.

Until a Portfolio replaces a borrowed security used in a short sale, it will set aside liquid assets in segregated accounts equal to the current market value of the security sold short or otherwise cover the short position. No more than 25% of any Portfolio's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed in connection with short sales and (2) segregated in accounts in connection with short sales.

A Portfolio incurs a loss in a short sale if the price of the security increases between the date of the short sale and the date the Portfolio replaces the borrowed security. On the other hand, a Portfolio will realize gain if the security's price decreases between the date of the short sale and the date the security is replaced.

LOANS OF PORTFOLIO SECURITIES

DESCRIPTION OF SECURITIES LOANS

The Portfolios may lend the securities they hold to broker-dealers, qualified banks and certain institutional investors. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or great than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Portfolio will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Portfolio a security identical to the loaned security. The Portfolio will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.

RISKS ASSOCIATED WITH LENDING SECURITIES

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but the Portfolio would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent.

Neither of the Portfolios will lend securities to entities affiliated with Prudential.

ILLIQUID SECURITIES

Each Portfolio may hold up to 15% of its net assets in illiquid securities. Securities are "illiquid" if they cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has them valued. Repurchase agreements with a maturity of greater than seven days are considered illiquid.

The Portfolios may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. These securities will not be considered illiquid so long as it is determined by the investment adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the investment adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the investment adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposes of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the investment adviser must determine that the security is of equivalent quality; and (3) the investment adviser must consider the trading market for the specific security, taking into account all relevant factors. The investment adviser will continue to monitor the liquidity of any Rule 144A security or any
Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test continues to be satisfied.

                             INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Portfolios. Restrictions 1, 3, 5, and 8-11 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 4, 6, 7, and 12 are not fundamental and may be changed by the Board of Directors without shareholder approval.

Neither of the Portfolios available to PRUVIDER Contract owners will:

1. Buy or sell real estate and mortgages, although the Portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Portfolios may purchase and sell interest rate futures contracts and related options; and the Portfolios may purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.

2. Except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

3. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.

4. Make short sales of securities or maintain a short position, except that the Portfolios may sell securities short up to 25% of their net assets and may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

5. Purchase securities on margin or otherwise borrow money or issue senior securities, except that the fixed income portions of the Portfolios may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when-issued and delayed delivery basis; except that the money market portion of any Portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Portfolios may purchase securities on a when-issued or a delayed delivery basis; and except that the Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any Portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the Portfolio's total assets (including the amount owed as a results of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no. 1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangement with respect to the writing of the following options by the Portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin: options on debt securities, equity securities, stock indexes, foreign currencies. Collateral arrangements entered into by the Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.

6. Enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the fixed income portions of Portfolios may enter into reverse repurchase agreements and dollar rolls provided that the Portfolio's obligations with respect to those instruments do not exceed 30% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

7. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

8. Lend money, except that loans of up to 10% of the value of each Portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Portfolio in accordance with its investment objectives and policies.

9. Underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of Portfolio securities and with loans that a Portfolio may make pursuant to item 8 above.

10. Make an investment unless, when considering all its other investments, 75% of the value of a Portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

11. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940
      Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

12. Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Consistent with item 5 above, the Fund has entered into a credit agreement (the "Line of Credit") with an unaffiliated lender to facilitate redemptions if necessary. The maximum commitment under the Line of Credit, which expires on December 18, 1999, is $250,000,000. The Fund pays a commitment fee at an annual rate of 0.055 of 1% of the unused portion of the Line of Credit and interest on any borrowings under the Line of Credit at market rates. As of April 30, 1999, the Fund had not borrowed against the Line of Credit.

The investments of the Portfolios are generally subject to certain additional restrictions under the laws of the State of New Jersey. In the event of future amendments to the applicable New Jersey statutes, each Portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they stand are, in summary form, as follows:

1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2. The stock of a corporation may not be purchased unless: (i) the corporation has paid a cash dividend on the class of stock during each of the past 5 years preceding the time of purchase; or (ii) during the 5-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3. Any common stock purchased must be: (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and have market quotations available.

4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of a Portfolio would be invested in the securities of such corporation.

As a result of these currently applicable requirements of New Jersey law, which impose substantial limitations on the ability of the Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a 5-year history of dividend payments or earnings sufficient to support such payments, the Portfolios will not generally hold the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Portfolio.

Investment limitations also arise under the insurance laws and regulations of Arizona and may arise under the laws and regulations of other states. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the Portfolios. For example, the Fund will generally invest no more than 10% of its assets in the obligations of banks of certain foreign countries.

Current federal income tax laws require that the assets of each Portfolio be adequately diversified so that Prudential and other insurers with separate accounts which invest in the Fund, as applicable, and not the Contract owners, are considered the owners of assets held in the Accounts for federal income tax purposes. Prudential intends to maintain the assets of each Portfolio pursuant to those diversification requirements.

               INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS

Prudential is the investment advisor of the Fund. It is the largest insurance company in the United States. The Fund has entered into an Investment Advisory Agreement with Prudential under which Prudential will, subject to the direction of the Board of Directors of the Fund, be responsible for the management of the Fund, and provide investment advice and related services to each Portfolio. Prudential has entered into a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with Prudential's performance of its obligations under advisory agreements with clients which are registered investment companies. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison") under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. More detailed information about Prudential and its role as investment adviser can be found in HOW THE PORTFOLIOS ARE MANAGED in the prospectus.

Under the Investment Advisory Agreement, Prudential receives an investment management fee as compensation for its services to the Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual Portfolio. For the Conservative Balanced Portfolio, the rate is 0.55%. For the Flexible Managed Portfolio, the rate is 0.60%.

The Investment Advisory Agreement requires Prudential to pay for maintaining any Prudential staff and personnel who perform clerical, accounting, administrative, and similar services for the Fund, other than investor services and any daily Fund accounting services. It also requires Prudential to pay for the equipment, office space and related facilities necessary to perform these services and the fees or salaries of all officers and directors of the Fund who are affiliated persons of Prudential or of any subsidiary of Prudential.

For the years 1998, 1997 and 1996, Prudential received a total of $___________, $25,757,735, and $23,052,572, respectively, in investment management fees for the Conservative Balanced Portfolio and $___________, $31,740,440, and $27,247,674, respectively, for the Flexible Managed Portfolio.

Each Fund Portfolio pays all other expenses incurred in its individual operation and also pays a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, interest, certain taxes, charges of the custodian and transfer agent, and other expenses attributable to a particular Portfolio. Expenses that will be allocated among all Fund Portfolios include legal expenses, state franchise taxes, auditing services, costs of printing proxies, costs of stock certificates, SEC fees, accounting costs, the fees and expenses of directors of the Fund who are not affiliated persons of Prudential or any subsidiary of Prudential, and other expenses properly payable by the entire Fund. If the Fund is sued, litigation costs may be directly applicable to one or more Portfolio or allocated on the basis of the size of the respective Portfolios, depending upon the nature of the lawsuit. The Fund's Board of Directors has determined that this is an appropriate method of allocating expenses.

Under the Investment Advisory Agreement, Prudential has agreed to refund to a Portfolio the portion of the investment management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses of that Portfolio (excluding interest, taxes, and brokerage fees and commissions but including investment management fees) exceeds 0.75% of the Portfolio's average daily net assets.

The Investment Advisory Agreement with Prudential was most recently approved by the Fund's Board of Directors, including a majority of the Directors who are not interested persons of Prudential, on May 28, 1998 with respect to all Portfolios. The Investment Advisory Agreement was most recently approved by the shareholders in accordance with instructions from Contract owners at their 1989 annual meeting with respect to the Portfolios. The Investment Advisory Agreement will continue in effect if approved annually by: (1) a majority of the non-interested persons of the Fund's Board of Directors; and (2) by a majority of the entire Board of Directors or by a majority vote of the shareholders of each Portfolio. The required shareholder approval of the Agreements shall be effective with respect to any Portfolio if a majority of the voting shares of that Portfolio vote to approve the Agreements, even if the Agreements are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The Agreements provide that they may not be assigned by Prudential and that they may be terminated upon 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders. Prudential may terminate the Agreements upon 90 days' notice.

The Service Agreement between Prudential and PIC was most recently ratified by shareholders of the Fund at their 1989 annual meeting with respect to the Portfolios. The Service Agreement between Prudential and PIC will continue in effect as to the Fund for a period of more than 2 years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Agreement between Prudential and the Fund. The Service Agreement may be terminated by either party upon not less than 30 days prior written notice to the other party, will terminate automatically in the event of its assignment, and will terminate automatically as to the Fund in the event of the assignment or termination of the Investment Advisory Agreement between Prudential and the Fund. Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Agreement.

Prudential also serves as the investment adviser to several other investment companies. When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment adviser, Prudential will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment adviser have different investment objectives and positions, Prudential may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that could take two years to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Any plan of reorganization adopted by the Board of Directors would have to be approved by qualified policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. The Prudential Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

DISTRIBUTION ARRANGEMENTS

Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Fund has two classes. Class I shares are sold to separate accounts of Prudential and its affiliates. Class II shares are not available under the Contract described in this SAI.

                  OTHER INFORMATION CONCERNING THE SERIES FUND

INCORPORATION AND AUTHORIZED STOCK

The Fund was incorporated under Maryland law on November 15, 1982. As of the date of this SAI, the shares of capital stock are divided into thirty-four classes: Conservative Balanced Portfolio Capital Stock - Class I, Conservative Balanced Portfolio Capital Stock - Class II, Diversified Bond Portfolio Capital Stock - Class I, Diversified Bond Portfolio Capital Stock - Class II, Diversified Conservative Growth Portfolio Capital Stock - Class I, Diversified Conservative Growth Portfolio Capital Stock - Class II, Equity Portfolio Capital Stock - Class I, Equity Portfolio Capital Stock - Class II, Equity Income Portfolio Capital Stock - Class I, Equity Income Portfolio Capital Stock - Class II, Flexible Managed Portfolio Capital Stock Class I, Flexible Managed Portfolio Capital Stock - Class II, Global Portfolio Capital Stock - Class I, Global Portfolio Capital Stock - Class II, Government Income Portfolio Capital Stock - Class I, Government Income Portfolio Capital Stock - Class II, High Yield Bond Portfolio Capital Stock - Class I, Yield Bond Portfolio Capital Stock - Class II, Money Market Portfolio Capital Stock - Class I, Money Market Portfolio Capital Stock - Class II, Natural Resources Portfolio Capital Stock - Class I, Natural Resources Portfolio Capital Stock - Class II, Prudential Jennison Portfolio Capital Stock - Class I, Prudential Jennison Portfolio Capital Stock - Class II, Small Capitalization Stock Portfolio Capital Stock - Class I, Small Capitalization Stock Portfolio Capital Stock - Class II, Stock Index Portfolio Capital Stock - Class I, Stock Index Portfolio Capital Stock - Class II, 20/20 Focus Portfolio Capital Stock Class I, 20/20 Focus Portfolio Capital Stock - Class II, Zero Coupon Bond 2000 Portfolio Capital Stock - Class I, Zero Coupon Bond 2000 Portfolio Capital Stock Class II, Zero Coupon Bond 2005 Portfolio Capital Stock - Class I and Zero Coupon Bond 2005 Portfolio Capital Stock - Class II.

Each class of shares of each Portfolio represents an interest in the same assets of the Portfolio and is identical in all respects except that (1) Class II shares are subject to distribution and administration fees whereas Class I shares are not; (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differ from the interests of any class; and (3) each class is offered to a limited group of investors.

The shares of each class, when issued, will be fully paid and non-assessable, will have no conversion, exchange or similar rights, and will be freely transferable. Each share of each class is equal as to earnings, assets and voting privileges. Class II bears the expenses related to the distribution of its shares. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. Since Class II shares bear distribution and administration expenses, the liquidation proceeds to Class II shareholders are likely to be lower that to Class I shareholders, whose shares are not subject to any distribution or administration fees.

From time to time, Prudential has purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Prudential, as the Portfolio's investment adviser, is responsible for decisions to buy and sell securities, options on securities and indexes, and futures and related options for the Fund. Prudential is also responsible for the selection of brokers, dealers, and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated, an indirect wholly-owned subsidiary of Prudential ("PSI").

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI in any transaction in which PSI acts as principal. Thus, it will not deal with PSI if execution involves PSI's acting as principal with respect to any part of the Fund's order.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which PSI, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Portfolios' current ability to pursue their respective investment objectives. However, in the future it is possible that the Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities, Prudential is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, Prudential will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions, Prudential or Prudential's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by Prudential in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolios may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers, dealers or futures commission merchants may be used by Prudential in providing investment management for the Portfolios. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Prudential's policy is to pay higher commissions to brokers, other than PSI, for particular transactions than might be charged if a different broker had been selected on occasions when, in

Prudential's opinion, this policy furthers the objective of obtaining best price and execution. Prudential's present policy is not to permit higher commissions to be paid on Fund transactions in order to secure research, statistical, and investment services from brokers. Prudential might in the future authorize the payment of such higher commissions but only with the prior concurrence of the Board of Directors of the Fund, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

Subject to the above considerations, PSI may act as a securities broker or futures commission merchant for the Fund. In order for PSI to effect any transactions for the Portfolios, the commissions received by PSI must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow PSI to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, PSI may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and PSI. Rule 11a2-2(T) provides that PSI must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by PSI from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with PSI are also subject to such fiduciary standards as may be imposed by applicable law.

For the years 1998, 1997, and 1996, the Conservative Balanced Portfolio paid $ __________, $3,338,897, and $2,192,303, respectively, in brokerage commissions and the Flexible Managed Portfolio paid $_____________, $6,544,428,and $5,760,972, respectively, in brokerage commissions. Of those amounts, for 1998, 1997, and 1996, the Conservative Balanced Portfolio paid $ ___________, $256,752, and $120,976, respectively, to Prudential Securities Incorporated, and the Flexible Managed Portfolio paid $ __________, $428,008, and $582,317, respectively, to Prudential Securities Incorporated. For 1998, the percentage of commissions paid to Prudential Securities Incorporated was __% for the Conservative Balanced Portfolio and ___% for the Flexible Managed Portfolio. For 1998, the percentage of the aggregate dollar amount of transactions effected through Prudential Securities Incorporated was ___% for the Conservative Balanced Portfolio and ___% for the Flexible Managed Portfolio.

CUSTODIANS

Investors Fiduciary Trust Company (AIFTC), 127 West 10th Street, Kansas City, MO 64105-1716, is the custodian of the assets held by the Portfolios. IFTC is also the custodian of the assets held in connection with repurchase agreements entered into by the Portfolios, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these Portfolios. IFTC employs subcustodians, who were approved in accordance with regulations of the SEC, for the purpose of providing custodial service for the Fund's foreign assets held outside the United States.

EXPERTS

The financial statements included in this statement of additional information and the FINANCIAL HIGHLIGHTS included in the prospectus for the years ended December 31, 1998 and December 31, 1997 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their report appearing herein. The Fund is relying on PricewaterhouseCoopers' report which is given on their authority as accounting and auditing experts. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, NY 10036.

LICENSES

As part of the Investment Advisory Agreement, Prudential has granted the Fund a royalty-free, non-exclusive license to use the words "The Prudential" and "Prudential" and its registered service mark of a rock representing the Rock of Gibraltar. However, Prudential may terminate this license if Prudential or a company controlled by it ceases to be the Fund's investment adviser. Prudential may also terminate the license for any other reason upon 60 days' written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Fund of such notice, unless a majority of the outstanding voting securities of the Fund vote to continue the Agreement notwithstanding termination of the license.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index. The S&P 500 Index and the S&P SmallCap 600 Index are determined, composed and calculated by S&P without regard to the Fund, the Stock Index Portfolio or the Small Capitalization Stock Portfolio. S&P has no obligation to take the needs of the Fund or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO THE RESULTS TO BE OBTAINED BY THE FUND, CONTRACT OWNERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS, EVEN IF NOTIFIES OF THE POSSIBILITY OF SUCH DAMAGES.


                                  DEBT RATINGS

Moody's Investors Services, Inc. describes its categories of corporate debt securities and its "Prime-1" and "Prime-2" commercial paper as follows:

BONDS:

Aaa   -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A     -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa   -- Bonds which are rated "Baa" are considered as medium grade obligations
         (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    -- Bonds which are rated "Ba" are judged to have speculative elements;
         their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa   -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca    -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C     -- Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER:

o Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return of funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

o Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Standard & Poor's Ratings Services describes its grades of corporate debt securities and its "A" commercial paper as follows:


BONDS:

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB-B-CCC-CC-C

      Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER:


Commercial paper rated A by Standard & Poor's Ratings Services has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

               DIRECTORS AND OFFICERS OF PRUCO LIFE OF NEW JERSEY
                        AND MANAGEMENT OF THE SERIES FUND

               DIRECTORS AND OFFICERS OF PRUCO LIFE OF NEW JERSEY


The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past five years, are shown below.


                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Chairman and Director. -- Senior Vice President and Chief Actuary, Prudential Individual Insurance Group since 1997; 1995 to 1997:
President of Prudential Select; Prior to 1995: Chief Operating Officer of Prudential Select.

WILLIAM M. BETHKE, Director. -- Chief Investment Officer since 1997; Prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, Director. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; Prior to 1995:
President, Prudential Select.

MENDEL A. MELZER, Director. -- Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; Prior to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services.

ESTHER H. MILNES, President and Director. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; Prior to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services.

I. EDWARD PRICE, Vice Chairman and Director. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, Prudential International Insurance.

                         OFFICERS WHO ARE NOT DIRECTORS

SUSAN L. BLOUNT, Secretary. -- Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Treasurer. -- Vice President and Treasurer of Prudential since 1995; Prior to 1995: Managing Director and Assistant Treasurer of Prudential.

JAMES C. DROZANOWSKI, Senior Vice President. -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive Officer of Chase Manhattan Bank; Prior to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, Chief Legal Officer. -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; Prior to 1995: Associate General Counsel with Paine Webber.

FRANK P. MARINO, Senior Vice President. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

EDWARD A. MINOGUE, Senior Vice President. -- Vice President, Annuity Services, Prudential Investments since 1997; Prior to 1997: Director, Merrill Lynch.

JAMES M. SCHLOMANN, Vice President, Comptroller & Chief Accounting Officer. -- Vice President & Associate Comptroller, Prudential since 1997; Prior to 1997:
Senior Executive Vice President & CFO, USLife Corp.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary. -- Vice President and Associate Actuary, Prudential.


The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life of New Jersey directors and officers are elected annually.

                          MANAGEMENT OF THE SERIES FUND

The names of all directors and major officers of the Series Fund and the principal occupation of each during the last five years are shown below. Unless otherwise stated, the address of each director and officer is 751 Broad Street , Newark, New Jersey 07102-3777.

                          DIRECTORS OF THE SERIES FUND

MENDEL A. MELZER, CFA*, 38, Chairman of the Board -- Chief Investment Officer of Prudential Investments since 1998; 1996 to 1998: Chief Investment Officer of Prudential Mutual Funds; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; Prior to 1993:
Managing Director, The Prudential Investment Corporation.

E. MICHAEL CAULFIELD*, 52, Director -- Executive Vice President, Prudential Financial Management since 1998; 1995 to 1998: Chief Executive Officer of Prudential Investments; 1995: Chief Executive Officer, Prudential Preferred Financial Services; 1993 to 1995: President, Prudential Preferred Financial Services; 1992 to 1993: President, Prudential Property and Casualty Insurance Company; Prior to 1992: President of Investment Services of Prudential.

SAUL K. FENSTER, 66, Director -- President of New Jersey Institute of Technology. Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W. SCOTT MCDONALD, JR., 62, Director -- Vice President, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995:
Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.

JOSEPH WEBER, 75, Director -- Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

                         OFFICERS WHO ARE NOT DIRECTORS

CAREN A. CUNNINGHAM, Secretary-- Assistant General Counsel of Prudential Mutual Fund Management, Inc. since 1997; 1994 to 1997: Vice President and Associate General Counsel of Smith Barney Mutual Fund Management Inc.; 1992 to 1994:
Assistant Vice President and Counsel, The Boston Company.

GRACE C. TORRES, Treasurer and Principal Financial and Accounting Officer--First Vice President of PIFM since 1996; 1994 to 1996: First Vice President of Prudential Securities Inc.; Prior to 1994: Vice President of Bankers Trust Corporation.

STEPHEN M. UNGERMAN, Assistant Treasurer--Vice President and Tax Director of Prudential Investments since 1996; 1993 to 1996: First Vice President of Prudential Mutual Fund Management, Inc.

No director or officer of the Fund who is also an officer, director or employee of Prudential or its affiliates is entitled to any remuneration from the Fund for services as one of its directors or officers. An single annual retainer fee of $35,000 is paid to each of the directors who is not an interested person of the Fund for services rendered to five different Prudential mutual funds, including this Fund. (The amount paid in respect of each fund is determined on the basis of the funds' relative average net assets.) The directors who are not interested persons of the Fund are also reimbursed for all expenses incurred in connection with attendance at meetings.

*These members of the Board are interested persons of Prudential, its affiliates or the Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and Prudential, must be approved by a majority of the members of the Board who are not interested persons of Prudential, its affiliates or the Fund. Mr. Melzer and Mr. Caulfield, two of the five members of the Board, are interested persons of Prudential and the Fund, as that term is defined in the 1940 Act, because they are officers and/or affiliated persons of Prudential, the investment advisor to the Fund. Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates or the Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with Prudential for the fiscal year ended December 31, 1998 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential for the calendar year ended December 31, 1998. Below are listed all Directors who have served the Fund during its most recent fiscal year.

                               COMPENSATION TABLE

                                  Pension or
                                  Retirement
                                  Benefits     Estimated   Total
                    Aggregate     Accrued as   Annual      Compensation
                    Compensation  Part of      Benefits    Related to Funds
                    from Series   Series Fund  Upon        Managed by
Name and Position   Fund          Expenses     Retirement  Prudential (**)
-----------------   ----          --------     ----------  ---------------

E. Michael
Caulfield*                        --           --
Saul K. Fenster                   None         N/A         $35,000 (5)
W. Scott McDonald                 None         N/A         $35,000 (5)
Mendel A. Melzer,
CFA*                              --           --
Joseph Weber                      None         N/A         $35,000 (5)

* Directors who are "interested" do not receive compensation from Prudential (including the Fund).
** Indicates number of funds (including the Fund) to which aggregate compensation relates.

[As of April 30, 1999, the Directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund capital stock.]

                             FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

PRUVIDER(SM)
VARIABLE APPRECIABLE LIFE(R)
INSURANCE

[LOGO] PURDENTIAL

Pruco Life Insurance Company of New Jersey
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 437-4016


SVAL-2SAI Ed. 5/99 CAT# 64M087E

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company of New Jersey represents that the fees and charges deducted under the PRUvider Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the depositor.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state or organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions on New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 333-18053, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 49 pages.

The Statement of Additional Information consisting of 32 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:


    1. PricewaterhouseCoopers LLP, independent accountants.
    3. Clifford E. Kirsch, Esq.
    4. Nancy Davis, FSA, MAAA


The following exhibits:

    1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

       A. (1)   Resolution of Board of Directors of Pruco Life Insurance
                Company of New Jersey establishing the Pruco Life of New
                Jersey Variable Appreciable Account. (Note 2)
          (2)   Not Applicable.
          (3)   Distributing Contracts:
                (a)    Distribution Agreement between Pruco Securities
                       Corporation and Pruco Life Insurance Company of New
                       Jersey. (Note 8)
                (b)    Proposed form of Agreement between Pruco Securities
                       Corporation and independent brokers with respect to the
                       Sale of the Contracts. (Note 8)
                (c)    Schedules of Sales Commissions.  (Note 8)
          (4)   Not Applicable.
          (5)   PRUvider Variable Appreciable Life Insurance Contract. (Note 8)
          (6)   (a)    Articles of Incorporation of Pruco Life Insurance
                       Company of New Jersey, as amended March 11, 1983. (Note
                       2)
                (b)    By-laws of Pruco Life Insurance Company of New Jersey, as
                       amended May 5, 1997. (Note 3)
          (7)   Not Applicable.
          (8)   Not Applicable.
          (9)   Not Applicable.
         (10)   (a)    Application Form.  (Note 5)

                (b) Supplement to the Application for PRUvider Variable Appreciable Life Insurance Contract. (Note 9)

         (11)   Form of Notice of Withdrawal Right. (Note 8)
         (12) Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(b)(12)(iii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 6)
         (13)   Available Contract Riders.
                (a)    Rider for Insured's Payment of Premium Benefit. (Note 8)
                (b)    Rider for Applicant's Payment of Premium Benefit. (Note
                       8)
                (c) Rider for Insured's Accidental Death and Dismemberment Benefit. (Note 8)
                (d)    Rider for Option to Purchase Additional Insurance on
                       Life of Insured. (Note 8)
                (e) Rider for Term Insurance Benefit on Life of Insured--Decreasing Amount. (Note 8)
                (f) Rider for Term Insurance Benefit on Life of Insured Spouse--Decreasing Amount. (Note 8)
                (g) Rider for Level Term Insurance Benefit on Dependent Children. (Note 8)

                (h) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions. (Note 8)
                (i) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions or Attained Age Change. (Note 8)
                (j)    Living Needs Benefit Rider for use in New York. (Note 8)
                       (k) Endorsement altering the Assignment provision ORD 89224--94-P NY. (Note 8)

    2. See Exhibit 1.A.(5).


    3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 10)


    4. None.

    5. Not Applicable.


    6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 10)


    7. Indemnification Agreement. (Note 8)

    8. Powers of Attorney:
       (a) W. Bethke, I. Kleinman, M. Melzer, E. Milnes, I. Price  (Note 4)
       (b) James J. Avery, Jr., James M. Schlomann  (Note 7)


   27. Financial Data Schedule.  (Note 10)


(Note 1)    Filed herewith.
(Note 2)    Incorporated by reference to Post-Effective Amendment No. 26 to Form
            S-6, Registration No. 2-89780, filed April 28, 1997, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 3)    Incorporated by reference to Form 10-Q, Registration No. 333-18053, filed August 15, 1997 on behalf of the Pruco Life Insurance Company of New Jersey.
(Note 4)    Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey
            Flexible Premium Variable Annuity Account.
(Note 5)    Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable
            Account.
(Note 6)    Incorporated by reference to Post-Effective Amendment No. 6 to this
            Registration Statement, filed April 25, 1996.
(Note 7)    Incorporated by reference to Post- Effective Amendment No. 10 to
            Form S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property
            Account.
(Note 8)    Incorporated by reference to Post-Effective Amendment No. 7 to this
            Registration Statement, filed April 28, 1997.

(Note 9)    Incorporated by reference to Post-Effective Amendment No. 8 to this
            Registration Statement, filed April 24, 1998.
(Note 10)   To be filed by Post-Effective Amendment to Rule 485(b).


PLEASE NOTE: A Post-Effective Amendment No.1 was not filed for this Registration Statement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of February, 1999.



(Seal)            PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
                                  (Registrant)

                     By: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   (Depositor)


Attest:  /s/ Thomas C. Castano         By: /s/ Esther H. Milnes
         -------------------------         --------------------------
         Thomas C. Castano                 Esther H. Milnes
         Assistant Secretary               President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of February, 1999.


            SIGNATURE AND TITLE

/s/*
-----------------------------------------
Esther H. Milnes
President and Director

/s/*
-----------------------------------------
James M. Schlomann
Chief Accounting Officer and Comptroller

/s/*
-----------------------------------------
James J. Avery, Jr.
Director

/s/*
-----------------------------------------
William M. Bethke
Director

/s/*
-----------------------------------------
Ira J. Kleinman
Director

/s/*
-----------------------------------------
Mendel A. Melzer
Director

/s/*
-----------------------------------------
I. Edward Price
Director

* By: /s/ Thomas C. Castano
      -----------------------------------------
      Thomas C. Castano
      (Attorney-in-Fact)